-----------------------------
                                   SSgA Funds
                             Two International Place
                           Boston, Massachusetts 02110
                          -----------------------------

To the Shareholders of the SSgA S&P 500 Index Fund:

      We are pleased to submit to you the enclosed proxy, which we believe provides the SSgA S&P 500 Index Fund and you, its Shareholders, a beneficial opportunity. The proxy outlines three proposals, two of which correspond to an intended conversion to a Feeder Fund. The proposed conversion potentially will enable the Fund and, as a result its Shareholders, to realize financial savings and other benefits. The third proposal is designed to modernize the Fund's fundamental investment restrictions, several of which are unnecessary or more restrictive than necessary since Congress passed the National Securities Market Improvement Act of 1996.

      Although we have attempted to draft the proxy in a user-friendly format, please bear in mind that the proxy is a legal document and we are therefore required to follow certain guidelines in its structure and content. In an effort to explain some of the issues associated with the proposals, we have drafted the attached brief overview. In addition, if you have questions regarding the proxy or any of the proposals, please call (___) ___ - ____ to speak with representatives of the Fund.

      It is important that your shares are represented at the meeting. Therefore, whether or not you expect to be present at the meeting, please review the attached documents, complete and sign the enclosed proxy card, and return it promptly. We look forward to receiving your input in these important matters.

                                    For the Board of Trustees,


                                    Lynn L. Anderson
                                    Chairman

      __________, 2000

Although we recommend that you read the complete Proxy Statement, for your convenience, we have provided this brief overview of the proposals.

Q: WHY AM I RECEIVING THIS PROXY STATEMENT?

A: On behalf of your Fund, we are seeking shareholder approval of two proposals to allow your Fund to participate in a master-feeder arrangement, as well as a third proposal to modernize your Fund's investment restrictions. The first proposal is the addition of a fundamental investment policy that modifies your Fund's existing investment policies in the following way: it allows your Fund to invest all of its investable assets in another fund with substantially the same investment objective, policies and restrictions as your Fund. The second proposal is the addition of a rider to your Fund's investment advisory agreement that modifies the duties and fees of State Street Global Advisors, your Fund's current investment adviser (the "Adviser"), as long as your Fund's assets are invested in a Master Fund. We are also seeking shareholder approval of modernized investment restrictions by eliminating or modifying certain restrictions that are no longer required by applicable law. This action will increase your Fund's investment flexibility. Similar action already has been taken by many funds in the industry. Please refer to the proxy statement for a detailed explanation of these proposals.

Q: WHAT IS A MASTER-FEEDER ARRANGEMENT?

A: A master-feeder arrangement is an investment strategy in which one or more investment vehicles (the "Feeder Funds"), "feed" all of their investable assets into another fund (the "Master Fund"). The Feeder Funds may be, among others, mutual funds, commingled institutional funds, and offshore funds. The Master Fund in such an arrangement has the same investment objective, policies and restrictions as its Feeder Funds, and all of the invested assets in such an arrangement are managed jointly by the Master Fund's investment adviser. This arrangement allows different types of investment vehicles to pool their assets in pursuit of a common investment objective, potentially enhancing their performance and lowering expenses through economies of scale.

Q: WHY IS MY FUND SEEKING THIS APPROVAL?

A: As your Fund's Board of Trustees we have determined that seeking this approval is in the best interest of the Fund and its shareholders for two related reasons. The first reason is that upon the Fund's agreement to participate in a master-feeder arrangement, the Adviser has agreed to contractually limit the Fund's total expense ratio, rather than just voluntarily waiving its advisory fee, as it is currently doing, in order to keep expenses at 0.18% of net assets. The second reason is that participating in a master-feeder arrangement is expected to result in a total expense ratio lower than 0.18% of the Fund's net assets, which your Fund is not able to accomplish in its current structural arrangement.

Since the inception of your Fund, the Adviser has voluntarily waived all or most of its advisory fee in order to maintain a total expense ratio of 0.18% for the Fund. However, because this waiver is voluntary, there is a possibility that the Adviser will at some point discontinue the waiver, in which case the total expense ratio would increase. Participation in the proposed master-feeder arrangement will enable your Fund to contractually (rather than voluntarily) limit its total expense ratio to 0.18%, for at least two years.

Under your Fund's current structural arrangement, it will not be possible for total expenses to be less than 0.18% unless the Fund's assets grow to over $6 billion, which is double their current level. However, if the Fund converts to a Feeder Fund, an immediate savings is expected, and the Fund's total expenses are expected to continue to decrease as assets grow. There can be no guarantee that this savings will be realized. However, we believe that the anticipated savings, in addition to the contractual limit on total expenses, is in the best interest of both the Fund and its shareholders.

Q: HOW WILL THE PROPOSED CONVERSION AFFECT MY ACCOUNT?

A: As your Fund's Board of Trustees we do not expect or intend to authorize a conversion that would result in an increase in expenses, directly or indirectly, for your Fund or its shareholders. Instead, as mentioned above, the proposed conversion will contractually limit, and is expected to decrease, your Fund's total expenses.

The proposed conversion will not affect the value of your account. In addition, you will not need to take any action to enjoy the benefits of the proposed conversion. You can expect the same level of management expertise and high-quality shareholder service to which you've grown accustomed. We will not approve conversion to a Feeder Fund unless a Master Fund with an identical investment objective, substantially similar investment restrictions and the same level of service as your Fund can be found. In addition, your Fund's current Administrator, Frank Russell Investment Management Company, will continue to supervise your Fund's operation and, in conjunction with us as your Fund's Board of Trustees, monitor whether the Master Fund is adequately managing your Fund's assets.

Q: WHY IS MY FUND SEEKING TO ADD A RIDER TO ITS INVESTMENT ADVISORY AGREEMENT?

A: In a master-feeder arrangement, all of the assets of the Feeder Funds are managed jointly by the investment adviser of the Master Fund. Therefore, if your Fund converts to a Feeder Fund it will not require the same services as currently performed by its investment adviser. In order to maximize your Fund's flexibility, we have negotiated a rider to the Fund's investment advisory agreement that modifies the duties and fees of your Fund's current investment adviser during any time in which your Fund has all of its investable assets invested in a Master Fund. If your Fund does not become a Feeder Fund, or at any time withdraws from the master-feeder arrangement, the rider dictates that the duties and fees of your Fund's investment adviser will revert to their current level.

Q: WILL MY VOTE MAKE A DIFFERENCE?

A: Your vote is needed to ensure that the proposals can be acted upon. Your immediate response on the enclosed proxy card(s) will help save on the costs of any further solicitations for a shareholder vote. We encourage all shareholders to participate in the governance of their Fund.

Q: HOW DO THE TRUSTEES OF MY FUND SUGGEST THAT I VOTE?

A: After careful consideration, we unanimously recommend that you vote "FOR" each of the items proposed on the enclosed proxy card(s).

Q:  WHO IS PAYING FOR EXPENSES RELATED TO THE SHAREHOLDERS MEETING?

A: State Street Bank and Trust Company will pay for expenses relating to the shareholder meeting.

Q:  WHOM SHOULD I CALL IF I HAVE QUESTIONS?

A: Representatives of the Fund will be happy to answer your questions about the proxy solicitation. Please call them at ________ (TDD users call _________) between _:00 a.m. and _:00 p.m. Eastern time, Monday through Friday.

Q: WHERE SHOULD I MAIL MY PROXY CARD(S)?

A: You may use the enclosed postage-paid envelope or mail your proxy card(s) to:

      Proxy Tabulator

      P.O. Box ______

      _______________

                                  Schedule 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities and Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement    [ ] Confidential, for Use of the Commission
                                    Only (as permitted by Rule 14a-6(e)(2))

[ ]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

--------------------------------------------------------------------------------

                                   SSgA FUNDS

--------------------------------------------------------------------------------

Payment of Filing Fee (Check the appropriate box:)

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      (1)   Title of each class of securities to which transactions applies:
      (2)   Aggregate number of securities to which transaction applies:
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rules 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
      (4)   Proposed maximum aggregate value of transaction:
      (5)   Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount previously paid:
      (2)   Form, Schedule or Registration Statement No.:
      (3)   Filing Party:
      (4)   Date Filed:

                                   SSgA FUNDS
                             Two International Place
                           Boston, Massachusetts 02110

             ------------------------------------------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         OF THE SSgA S&P 500 INDEX FUND
                           To be held on April 4, 2000

             ------------------------------------------------------

To the Shareholders of the SSgA S&P 500 Index Fund:

      NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Meeting") of the SSgA S&P 500 Index Fund (the "Fund"), a series of SSgA Funds, will be held at the offices of Frank Russell Investment Management Company, 909 A Street, Tacoma, Washington, on April 4, 2000, at 11:00 a.m. local time, to consider the following proposals:

Conversion to a Feeder Fund

1. To approve adding a new fundamental investment policy modifying existing fundamental investment policies and restrictions to allow the Fund to convert to a Feeder Fund in the future.

2. To approve a rider to the investment advisory agreement with State Street Bank and Trust Company applicable to the SSgA S&P 500 Index Fund.

Modernized Investment Restrictions

3. To approve the adoption of modernized fundamental investment restrictions by amending or eliminating certain of the current fundamental investment restrictions of the Fund.

      Shareholders may also consider and act upon such other matters as may properly come before the Meeting or any adjournments thereof. The proposals are discussed in greater detail in the accompanying proxy statement.

      The Board of Trustees has fixed the close of business on February 10, 2000 as the record date for the determination of the Shareholders of the Fund entitled to notice of, and to vote at, such Meeting and any adjournment thereof.

                              By order of the Board of Trustees,


                              J. David Griswold
                              Vice President and Secretary

      February 24, 2000

--------------------------------------------------------------------------------
It is important that your shares be represented at the meeting! Whether or not you expect to be present at the meeting, please complete and sign the enclosed proxy card and return it promptly in the enclosed envelope, which needs no postage if mailed in the United States. If you desire to vote in person you may revoke your proxy prior to the Meeting.
--------------------------------------------------------------------------------

                           - YOUR VOTE IS IMPORTANT -
                     PLEASE RETURN YOUR PROXY CARD PROMPTLY.

SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID UNNECESSARY EXPENSE, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

                    INSTRUCTIONS FOR EXECUTING THE PROXY CARD

      The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your card properly.

      1. Individual Accounts: Your name should be signed exactly as it appears on the proxy card.

      2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to one of the names shown on the proxy card.

      3. All other accounts: When signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such.

                                   SSgA FUNDS
                             Two International Place
                           Boston, Massachusetts 02110

                                 PROXY STATEMENT
                                       FOR
                       SPECIAL MEETING OF SHAREHOLDERS OF
                           THE SSgA S&P 500 INDEX FUND

                           To Be Held on April 4, 2000


                 VOTING, REVOCATION AND SOLICITATION OF PROXIES

Special Meeting

This proxy statement is being furnished to the Shareholders of the SSgA S&P 500 Index Fund (the "Fund"), a series of SSgA Funds, a Massachusetts business trust (the "Trust"), in connection with the solicitation of proxies by and on behalf of the Trust's Board of Trustees for use at a Special Meeting of Shareholders of the Fund (the "Meeting") to be held at the office of Frank Russell Investment Management Company, 909 A Street, Tacoma, Washington 98402, on April 4, 2000, at 11:00 a.m., local time, and any adjournments thereof. This proxy statement is first being mailed to Shareholders on or about February 24, 2000.

The Fund's annual report is not being provided with this proxy statement. However, the Fund will furnish, without charge, a copy of the annual report and the most recent semi-annual report to you upon request by calling Russell Fund Distributors, Inc., the Fund's Distributor, at (800) 647-7327.

Record Date

The Board of Trustees of the Trust has fixed the close of business on February 10, 2000 as the record date (the "Record Date") for the determination of Shareholders of the Fund entitled to notice of and to vote at the Meeting and any adjournments thereof. Only holders of record of shares of the Fund at the close of business on the Record Date are entitled to notice of, and to vote at, the Meeting and at any adjournments thereof. At the close of business on the Record Date, there were ____________ shares of the Fund issued and outstanding and entitled to vote at the Meeting.

The holder of each full share of beneficial interest of the Fund outstanding as of the close of business on the Record Date is entitled to one vote for each share held of record upon each matter properly submitted to the Meeting or any adjournments thereof for vote by Shareholders of the Fund, with a proportionate vote for each fractional share.

Proxies

Shareholders of the Fund are requested to complete, date, sign and promptly return in the enclosed envelope the accompanying form of proxy. If the enclosed proxy is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted in accordance with the instructions marked on the proxy unless such proxy has previously been revoked. Unless instructions to the contrary are marked on the proxy, the proxy will be voted FOR the proposal described in this proxy statement and in the discretion of the persons named as proxies in connection with any other matter that may properly come before the Meeting or any adjournments thereof. The Board of Trustees does not know of any matter to be considered at the Meeting other than the matters referred to in the Notice of Special Meeting accompanying this proxy statement.

Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise by attending the Meeting and voting his or her shares in person or by submitting, prior to the date of the Meeting, a written notice of revocation or a subsequently dated proxy to the following: SSgA S&P 500 Index Fund, 909 A Street, Tacoma, Washington 98402, Attention: Legal Department.

In the event a quorum is not present at the Meeting or sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies. A shareholder vote may be taken on any other matter to properly come before the Meeting prior to such adjournment if sufficient votes to approve such matters have been received and such vote is otherwise appropriate. Any adjournment of the Meeting will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy and voting. Abstentions and broker "non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be counted as shares that are present for purposes of determining the presence of a quorum and will have the effect of a vote against the proposal set forth in this proxy statement.

Solicitation of Proxies

In addition to the solicitation of proxies by mail, officers of the Trust, officers and regular employees of State Street Bank and Trust Company ("State Street" or the "Adviser"), the Fund's investment adviser, Frank Russell Investment Management Company, the Fund's administrator, and Russell Fund Distributors, Inc., the Fund's distributor, may also solicit proxies by telephone or telegraph or in person. The Trust may also retain a proxy solicitation firm to assist in the solicitation of proxies. The cost of retaining such a firm would depend upon the amount and types of services rendered. The costs of solicitation and expenses incurred in connection with preparing this proxy statement and its enclosures, including any cost of retaining a proxy solicitation firm, will be borne by State Street Bank and Trust Company.

      The following table summarizes the proposals to be considered at the Meeting.

Proposal #    Proposal Description
----------    --------------------

     1. To approve adding a new fundamental investment policy modifying existing fundamental investment policies and restrictions to allow the Fund to convert to a Feeder Fund in the future.

     2. To approve a rider to the investment advisory agreement with State Street Bank and Trust Company applicable to the SSgA S&P 500 Fund.

     3. To approve the adoption of modernized fundamental investment restrictions by amending or eliminating certain of the current fundamental investment restrictions of the Fund.

                                  PROPOSAL ONE

TO APPROVE ADDING A NEW FUNDAMENTAL INVESTMENT POLICY MODIFYING EXISTING FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS TO ALLOW THE FUND TO CONVERT TO A FEEDER FUND IN THE FUTURE.

      Your Fund's Trustees are asking Shareholders to approve an amendment to the Fund's fundamental investment policies and restrictions in order to give the Fund flexibility to pursue its investment objective through an investment structure commonly known as a "master-feeder" arrangement (the "Master-Feeder Arrangement"). In a Master-Feeder Arrangement, one or more funds or other investment vehicles, each having substantially similar investment objectives, policies and restrictions, invest all of their investable assets in another fund also having substantially similar investment objectives, policies and restrictions (the "Master Fund"). By "feeding" all of their investable assets into the Master Fund, such funds become "Feeder Funds". If your Fund participates in a Master-Feeder Arrangement, Shareholders in your Fund will continue to hold their shares of the Fund, and the Fund will become a Feeder Fund. The process by which your Fund would become a Feeder Fund is referred to in this proposal as a "Conversion". The value of a shareholder's Shares in your Fund would be the same immediately after Conversion as the value immediately before Conversion.

      The Master Fund in a Master-Feeder Arrangement pools the assets of all of its Feeder Funds and invests these assets in pursuit of the investment objective(s) common to the Master Fund and its Feeder Funds. Participation in a Master-Feeder Arrangement therefore may result in a greater asset pool than your Fund currently has, because of potential investment in the Master Fund by collective investment vehicles with different distribution arrangements and with Shareholders that may not have invested in your Fund. In this event, the additional assets invested by such other collective investment vehicles may allow operating expenses to be spread over a larger asset base, potentially achieving economies of scale.

      Approval of this proposal will constitute authorization of your Fund's Trustees to effect a Conversion in the future and authorization of your Fund to invest all of its investable assets (including the Fund's portfolio of securities and loan interests and other assets) in a Master Fund pursuant to the Conversion. Your Fund's Board of Trustees does not intend to effect any Conversion in which (i) the Master Fund does not have substantially the same investment management team, investment objective, investment policies and restrictions as your Fund just prior to Conversion, (ii) the value of a shareholder's investment in your Fund would not be the same immediately after Conversion as it was immediately before Conversion or (iii) an increase in your Fund's total expense ratio is expected as a result of Conversion.

      There can be no assurance that Conversion to a Feeder Fund will be effected or that use of a Master-Feeder Arrangement will attract additional investors or achieve operating efficiencies.

        MODIFICATION OF FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS

      Certain of your Fund's existing fundamental investment restrictions, such as those limiting investments by the Fund in a single issuer or in another investment company, presently prevent your Fund from participating in a Master-Feeder Arrangement. In order to provide your Fund with the flexibility to participate in a Master-Feeder Arrangement, the Board of Trustees proposes to modify your Fund's fundamental investment policies and restrictions by adding the following new investment policy to the fundamental investment restrictions of your Fund:

"Notwithstanding the investment policies and restrictions of the Fund, the Fund may invest all or part of its investable assets in a management investment company with substantially the same investment objective, policies and restrictions as the Fund."

This additional investment policy would also apply to any conflicting non-fundamental investment policies or restrictions of your Fund.

                          THE MASTER-FEEDER ARRANGEMENT

      Set forth below is a discussion of certain of the important matters that would be applicable in the event of Conversion to a Feeder Fund.

      The Master Fund is expected to be a no-load, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Interests in the Master Fund ("Interests") will be offered privately on a continuous or periodic basis to different types of collective investment entities such as mutual funds, commingled institutional funds and, potentially, offshore investment funds. Interests in the Master Fund are not expected to be available for purchase directly by members of the public.

      The Master Fund will have substantially the same investment objective, policies and restrictions as your Fund immediately prior to Conversion. The Master Fund, like your Fund, will seek to replicate the total return of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"). There can be no guarantee that the Master Fund will be able to attain this objective.

      In a Master-Feeder Arrangement, all of the assets of the Feeder Funds are managed jointly by the Master Fund's investment adviser. Therefore, if your Fund becomes a Feeder Fund it will not require the services of a separate investment adviser. In Proposal 2 of this Proxy, your Fund's Board of Trustees is asking Shareholders of your Fund to approve a rider to the Fund's investment advisory agreement that will eliminate the duties and fees of your Fund's current investment adviser as long as your Fund remains a Feeder Fund. Similarly, many of the services provided to your Fund by its current administrator would become unnecessary in the event of Conversion, and it is likely that your Fund's Trustees would negotiate a similar rider to the Fund's administration agreement that will eliminate the requirement to provide services that have become unnecessary and any fees corresponding to such services. Your Fund's Trustees do not anticipate, nor do they intend to approve, any increase in the schedule of advisory and administration fee rates directly or indirectly applicable to your Fund as a result of Conversion to a Feeder Fund. Other entities that currently perform services for your Fund likely will perform substantially the same services after the Conversion for either your Fund or its Master Fund.

      The Master Fund will have its own board of trustees (the "Master Trustees"). Your Fund will continue to have its own Trustees, who will monitor the Master Fund's performance and service to your Fund.

      The Master Fund will value its assets at the same time, on the same days and pursuant to the same method as your Fund values its assets at the time of Conversion. After the Conversion, your Fund's net asset value will be determined at the same time and on the same days that the net asset value of the Master Fund is calculated.

      It is expected that the Master Fund, like your Fund, normally will not hold meetings of holders of Interests (the "Interest Holders") except as required under the 1940 Act or its organizational documents.

The approval of Interest Holders will be required in the event that the Master Fund seeks to change any of its fundamental investment restrictions; however, any change in non-fundamental investment policies will not require such approval. The Master Trustees will continue to hold office until their successors are elected and have qualified. Interest Holders entitled to vote on the removal of a Master Trustee and holding at least a specified percentage interest in the Master Fund will be entitled to call a meeting of Interest Holders for the purpose of removing any Master Trustee. It is expected that a Master Trustee may be removed upon a vote of Interest Holders representing two-thirds of the Interests in the Master Fund qualified to vote in the election. The 1940 Act requires the Master Fund to assist its Interest Holders in calling such a meeting.

      Each Interest Holder in the Master Fund will be entitled to a vote in proportion to its share of the total Interests in the Master Fund. Except as described below, whenever your Fund is asked to vote on matters pertaining to the Master Fund, your Fund will hold a meeting of its Shareholders and cast its votes as an Interest Holder proportionately as instructed by Fund Shareholders. If there are other investors in the Master Fund, there can be no assurance that any issue that receives a majority of the votes cast by your Fund's Shareholders would receive a majority of votes cast by all the Interest Holders in the Master Fund.

      Subject to applicable statutory and regulatory requirements, your Fund will not request a vote of its Shareholders with respect to (a) any proposal relating to the Master Fund, which proposal, if made with respect to your Fund, would not require the vote of the Shareholders of your Fund, or (b) any proposal with respect to the Master Fund that is identical, in all material respects, to a proposal that has previously been approved by Shareholders of your Fund. Any proposal submitted to Interest Holders in the Master Fund that is not required to be voted on by Shareholders of your Fund will be voted pursuant to the discretion of the Trustees of your Fund.

      Your Fund may withdraw its investment in a Master Fund at any time if your Fund's Board of Trustees determines that it is in the best interest of the Shareholders of your Fund to do so or if the investment policies or restrictions of the Master Fund are changed so that they are inconsistent with the policies and restrictions of your Fund. Upon any such withdrawal, your Fund would be advised under the existing Advisory Agreement. The Trustees of your Fund could elect to consider what action might be taken, including investing all of your Fund's assets in another pooled investment entity that has substantially the same investment objective as the Fund or retaining an investment adviser to directly invest your Fund's assets in accordance with its investment objective and policies.

      Depending on the organizational structure adopted by the Master Fund, each Interest Holder of the Master Fund, including your Fund, may be liable for all obligations of the Master Fund. However, the risk of an Interest Holder in the Master Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and the Master Fund itself is unable to meet its obligations. In addition, your Fund's Board of Trustees does not intend to effect a conversion unless Shareholders of your Fund are protected from such liability by agreement with the Master Fund. Thus, the risk that Shareholders of your Fund would experience losses on account of such liability is very remote.

      Following Conversion, the Master Fund and your Fund, as the case may be, will each be responsible for all of its respective costs and expenses not expressly stated to be payable by the Master Fund's investment adviser under the Master Fund investment advisory agreement, by the administrator under the Master Fund's or your Fund's administration agreement or by your Fund's distributor under an offering agreement with your Fund. Such costs and expenses to be borne by the Master Fund and your Fund, as the case may be, would include, without limitation: direct charges relating to the purchase and sale of financial instruments, interest charges, fees and expenses of legal counsel and independent auditors, taxes and governmental fees, costs of Fund Share certificates and Master Fund Interest certificates, expenses (including clerical expenses) of issuance, sale or repurchase of any investment holdings, expenses in connection with dividend reinvestment plans, membership fees in trade associations, expenses of registering the Shares of your Fund for sale under federal and state securities laws, expenses of printing and distributing reports, notices and proxy materials to Shareholders and Interest Holders, expenses of filing reports and other documents filed with governmental agencies, expenses of annual and special meetings of Shareholders and Interest Holders, fees and disbursements of the transfer agents, custodians and sub-custodians, expenses of disbursing dividends and distributions, fees, expenses and out-of-pocket costs of your Fund's Trustees and Master Trustees who are not affiliated with your Fund's or Master Fund's investment adviser, insurance premiums, indemnification expenses and any extraordinary expenses of a non-recurring nature.

      In the event of liquidation of the Master Fund, Interest Holders in the Master Fund would be entitled to share pro rata in the net assets of the Master Fund available for distribution to Interest Holders.

                        FEDERAL INCOME TAX CONSIDERATIONS

      Your Fund or the Master Fund will receive a ruling from the Internal Revenue Service and/or an opinion from an independent accounting firm, on or prior to the date of the Conversion, generally to the effect that (i) your Fund's contribution of its assets to the Master Fund in exchange for 100% of the equity interests of the Master Fund will be disregarded for federal income tax purposes and thus will not result in the recognition of gain or loss by either your Fund or the Master Fund for federal income tax purposes and (ii) at the time a second fund contributes cash or a diversified (within the meaning of applicable tax rules) portfolio of assets to the Master Fund (the "Second Conversion") in exchange for an equity interest in the Master Fund (i.e., the Master Fund ceases to be wholly owned by your Fund), your Fund will be treated, for federal income tax purposes, as if it made a contribution to the Master Fund of the assets held by the Master Fund immediately prior to the Second Conversion in exchange for an equity interest in the Master Fund, which will not result in the recognition of gain or loss by your Fund or the Master Fund pursuant to
Section 721 of the Internal Revenue Code of 1986, as amended (the "Code"), and related authorities. A legal opinion is not binding on the Internal Revenue Service or any court. If it were determined that the transaction described above was taxable, your Fund would recognize gain in an amount equal to the appreciation in the transferred assets (undiminished by losses) as of the date of the deemed transfer. In such event, your Fund would be required to make a distribution in order to avoid federal income and excise taxes or to preserve its qualification as a regulated investment company under the Code.

      Your Fund's status as a regulated investment company under the Code would not be affected by its participation in a Master-Feeder Arrangement. As a regulated investment company under the Code, your Fund does not pay federal income or excise taxes to the extent that it distributes to Shareholders its net investment income and net capital gains in accordance with the timing requirements imposed by the Code. The Master Fund is expected not to be required to pay any federal income or excise taxes in respect of its income or gains.

                     DELIBERATIONS OF THE BOARD OF TRUSTEES

      At its regular meeting held on November 3, 1999, your Fund's Board of Trustees considered a proposal from the Adviser to seek to obtain from Shareholders of the Fund approval for your Fund to convert in the future to a Feeder Fund. The Board requested further information and considered the matter in several subsequent telephonic meetings. The Board approved the proposal at its regular meeting held on January 18, 2000. Management of the Adviser stated that it believes a Master-Feeder Arrangement would be beneficial to the Fund for several reasons. Specifically, the Adviser indicated that a Master-Feeder Arrangement could potentially attract more assets than your Fund is able to attract, by permitting collective investment vehicles having different distribution arrangements and investors to invest in the Master Fund together with your Fund. The Board of Trustees considered the possibility that such additional assets may, over time, permit your Fund to achieve a variety of operating economies that may benefit the Fund and the Fund's current and future Shareholders. In general, to the extent that certain operating costs are relatively fixed and currently are borne by your Fund alone, these expenses would instead be borne in whole or in part by the Master Fund and shared by your Fund's Shareholders with the shareholders of any other Feeder Funds of such Master Fund. There can be no assurance that such expense savings and other benefits would be realized in the event of Conversion.

      In addition, the Board considered the immediate and long-term potential savings to your Fund and its Shareholders that could be realized in the event of Conversion to a Feeder Fund. Since inception of the Fund, the Adviser has voluntarily waived all or most of its advisory fee in order to maintain a total expense ratio of 0.18% for the Fund. Because the waiver is voluntary, however, there can be no guarantee that the Adviser will continue to do so. Under its current structure, your Fund will not be able to achieve a total expense ratio of less than 0.18% unless the Fund's assets grow to more than $6 billion, which is double their current level. If the Adviser discontinues the voluntary waiver, therefore, there is a possibility that the total expense ratio of your Fund will increase. On the other hand, if your Fund converts to a Feeder Fund, it is expected that the Master Fund will utilize a fee structure that establishes 0.18% as the total allowable expense ratio for a period of at least three years, and it also is expected that some of the expenses your Fund bears as a Feeder Fund will be lower than the expenses the Fund currently bears. Thus, in a Master-Feeder Arrangement, your Fund's total expense ratio is expected to decrease immediately to 0.179% without requiring a fee waiver. As assets in your Fund grow, the total expense ratio for the Fund is expected to continue decreasing, so that an asset level of $6 billion in the Fund as a Feeder could result in total expenses as low as 0.167%. (In your Fund's current structure, total expenses borne by the Fund at an asset level of $6 billion likely would be 0.18%.) The Board therefore considered the possibility that if your Fund converts to a Feeder Fund, the Fund's total expense ratio would be expected to decrease immediately and continue to decrease as assets in the Fund grow, and in any event the total expenses would be contractually limited to 0.18% for a period of at least three years. Although there can be no guarantee that your Fund's total expenses would decrease, Conversion to a Feeder Fund would make such a decrease more likely and it would eliminate the possibility that your Fund's expenses will increase in the near future.

      The Board of Trustees also considered corporate governance issues associated with Conversion to a Feeder Fund. The Adviser stated its belief that your Fund will retain its current Board of Trustees after Conversion to a Feeder Fund. Your Fund's Board of Trustees does not intend to effect any Conversion unless (i) the Master Fund has substantially the same investment management team, investment objective, investment policies and restrictions as your Fund just prior to Conversion, (ii) the value of a shareholder's investment in your Fund will be the same immediately after the Conversion as it is immediately before Conversion and (iii) no increase in your Fund's expense ratio is expected as a result of Conversion.

      The Board of Trustees considered the expenses associated with Conversion to a Feeder Fund, which expenses would include, among other things, solicitation expenses associated with seeking

Shareholder approval of the Conversion. The Board of Trustees concluded that it would be in the best interests of the Fund and the Fund's Shareholders to seek Shareholder approval of the Conversion at this time in order to minimize the costs associated with the Conversion. The costs of solicitation and expenses incurred in connection with preparing this proxy statement and its enclosures, including any cost of retaining a proxy solicitation firm, will be borne by State Street Bank and Trust Company.

      Based on their consideration, analysis and evaluation of the above factors and other information deemed by them to be relevant to this proposal, your Fund's Board of Trustees has unanimously concluded that it would be in the best interests of your Fund and its Shareholders to approve a new fundamental investment policy modifying the Fund's existing fundamental investment policies and restrictions to provide the Fund with the flexibility to convert to a Feeder Fund in the future.

      In the event that Shareholders of your Fund do not approve this Proposal 1, the Fund will continue to operate as a separate entity and to manage the Fund's assets in accordance with the Fund's existing fundamental investment policies and restrictions.

                              SHAREHOLDER APPROVAL

      To become effective, the Fund's new fundamental investment policy modifying its existing fundamental investment policies and restrictions must be approved by the "vote of a majority of the outstanding voting securities", which is defined under the 1940 Act as the lesser of the vote of (i) 67% or more of the Shares of the Fund entitled to vote thereon present at the Meeting if the holders of more than 50% of such outstanding shares of the Fund are present in person or represented by proxy; or (ii) more than 50% of the outstanding Shares of the Fund entitled to vote thereon. The Board of Trustees unanimously determined to submit the Fund's new fundamental investment policy and any corresponding Conversion to a Feeder Fund in the future for consideration by the Shareholders of the Fund. THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS A VOTE "FOR" APPROVAL OF A NEW FUNDAMENTAL INVESTMENT POLICY MODIFYING THE FUND'S EXISTING FUNDAMENTAL INVESTMENT POLICIES TO ALLOW YOUR FUND TO CONVERT TO A FEEDER FUND IN THE FUTURE.

                                  PROPOSAL TWO

TO APPROVE A RIDER TO THE INVESTMENT ADVISORY AGREEMENT WITH STATE STREET BANK AND TRUST COMPANY APPLICABLE TO THE SSgA S&P 500 INDEX FUND.

      This Proposal 2 would approve a rider to the investment advisory agreement for the Fund (the "Rider") in the event that Shareholders approve a Conversion to a Feeder Fund. The Rider changes the responsibilities and fees of your Fund's Adviser as long as your Fund participates in a Master-Feeder Arrangement, while providing that the responsibilities and corresponding fees of the Adviser will revert to those in effect at the time of Conversion in the event that your Fund no longer participates in a Master-Feeder Arrangement.

      The current investment advisory agreement and the proposed Rider are attached as Exhibits A and B, respectively, to this Proxy.

                    THE CURRENT INVESTMENT ADVISORY AGREEMENT

      The current investment advisory agreement was approved by the Board of Trustees and the sole shareholder at the organizational meeting of the SSgA Funds on March 3, 1988, and was executed and became effective on April 12, 1988. The Agreement remained in effect by its own terms for two years thereafter and now requires annual approval for its continuance. Since the beginning of the last fiscal year, the only Board action taken with respect to the investment advisory agreement aside from its annual approval is the addition of a new Fund of the Trust to the terms of the agreement.

      Under the current investment advisory agreement, State Street Bank and Trust Company ("State Street") acts as the Adviser to the funds of the Trust, including your Fund. State Street's duties as Adviser include the following: providing supervision of investments; furnishing a continuous investment program for the funds of the Trust; determining from time to time what investments or securities will be purchased, retained or sold by the funds of the Trust, and what portion of the assets will be invested or held uninvested as cash; and maintaining the books and records with respect to the securities transactions of the funds of the Trust.

      For its services as Adviser to the funds of the Trust, State Street receives an annual advisory fee, accrued daily and payable monthly on the first day of each month by each such fund, at the rate of 1/365th of a percentage of the relevant fund's average daily net assets. The advisory fee rate with respect to your Fund is currently 0.03%. The advisory fee rate from the date of your Fund's inception through December 15, 1999, was 0.10%. For the twelve months ended August 31, 1999, this advisory fee totaled $2,371,531.47. Since 1994, however, the Adviser has voluntarily agreed to waive up to the full amount of its advisory fee for your Fund to the extent that total expenses exceed 0.18% of average daily net assets. Therefore, of the $2,371,531.47 advisory fee, a total of $14,070.38 was paid by your Fund to the Adviser during the twelve months ended August 31, 1999.

      If the proposed rider had been in effect during the last fiscal year, the Adviser would have received the same advisory fee, because the Fund did not participate in a Master-Feeder Arrangement during the last fiscal year. If the proposed rider had been in effect during the last fiscal year and the Fund had participated in a Master-Feeder Arrangement for the entire twelve months, the advisory fee would have been $0.00.

THE RIDER

      The Board of Trustees approved the Rider, subject to Shareholder approval, on January 18, 2000. The Rider has not been executed and is not currently in effect. The Rider amends the terms of the current investment advisory agreement in the following limited ways:

      o If the Fund converts to a Feeder Fund, then as long as the Master-Feeder Arrangement is maintained, the Rider provides that the Adviser shall have the duty to monitor the services of the Master Fund to determine if an investment in the Master Fund remains appropriate, and the Adviser will receive no advisory fee.
      o In the event that the Fund no longer participates in a Master-Feeder Arrangement, the Adviser will be obligated to perform advisory duties under the investment advisory agreement, and the Adviser will therefore receive an advisory fee at its current rate of 0.03% of average net assets of the Fund.

The advisory fee the Adviser will receive under the Rider if the Fund does not participate in a Master-Feeder Arrangement is identical to the advisory fee the Adviser currently receives.

THE ADVISER

      State Street Bank and Trust Company ("State Street"), through its State Street Global Advisors division, serves as Adviser to your Fund and is responsible for the investment management of the Fund. As of June 30, 1999, the Adviser managed approximately $574 billion in assets.

      State Street Bank and Trust Company is a wholly owned subsidiary of State Street Boston Corporation, a publicly held bank holding company.

      The following is a list of the directors and principal officers of State Street Boston Corporation, and each director or officer's principal occupation. Marshall N. Carter is Chairman of the Board and Chief Executive Officer of State Street Corporation; his principal occupation is serving as a senior executive officer of State Street Corporation. David A. Spina is President, Chief Operating Officer and Director of State Street Corporation; his principal occupation is serving as a senior executive officer of State Street Corporation. Alfred Poe is a director of State Street Corporation; his principal occupation is serving as Chief Executive Officer of MenuDirect Corporation. Tenley E. Albright, M.D. is a director of State Street Corporation; his principal occupation is serving as a physician and surgeon. Nader F. Darehshori is a director of State Street Corporation; his principal occupation is serving as Chairman of the Board, President and Chief Executive Officer of Houghton Mifflin Company. Charles R. LaMantia is a director of State Street Corporation; his principal occupation is serving as Chairman and Chief Executive Officer of Arthur D. Little, Inc. I. MacAllister Booth is a director of State Street Corporation; his principal occupation is serving as a director of State Street Corporation. James I. Cash is a director of State Street Corporation; his principal occupation is serving as the James E. Robison Professor of Business Administration at Harvard University. Arthur L. Goldstein is a director of State Street Corporation; his principal occupation is serving as Chairman and Chief Executive Officer of Ionics, Incorporated. Dennis J. Picard is a director of State Street Corporation; his principal occupation is serving as Chairman of Raytheon Company. Bernard W. Reznicek is a director of State Street Corporation; his principal occupation is serving as President, Premier Group, a construction company, and National Director, Utility Marketing of Central States Indemnity Co. of Omaha. David B. Perini is a director of State Street Corporation; his principal occupation is serving as Chairman and Director of Perini Corporation. Robert E. Weissman is a director of State Street Corporation; his principal occupation is serving as Chairman, Chief Executive Officer and Director of IMS Health Incorporated. Truman S. Casner is a director of State Street Corporation; his principal occupation is serving as a partner in the law firm of Ropes & Gray. John M. Kucharski is a director of State Street Corporation; his principal occupation is serving as Chairman of the Board of EG&G, Inc. David P. Gruber is a director of State Street Corporation; his principal occupation is serving as Chairman, Chief Executive Officer and Director of Wyman-Gordon Company. Diana Chapman Walsh is a director of State Street Corporation; her principal occupation is serving as President of Wellesley College. Nicholas A. Lopardo is Chairman and Chief Executive Officer of State Street Global Advisors and Vice Chairman of State Street Bank and Trust Company; his principal occupation is serving as a senior executive officer of State Street Global Advisors. Timothy
B. Harbert is President of State Street Global Advisors; his principal occupation is serving as a senior executive officer of State Street Global Advisors. The address for each of the above officers and directors of is c/o State Street Boston Corporation, 225 Franklin Street, Boston, Massachusetts 02110.

                     DELIBERATIONS OF THE BOARD OF TRUSTEES

      At its regular meeting held on January 18, 2000, the Board of Trustees considered a proposal from the Adviser to seek to obtain from Shareholders of the Fund approval to convert in the future to a

Feeder Fund, as described in Proposal 1 of this Proxy. Management of the Adviser explained that in a Master-Feeder Arrangement assets of all Feeder Funds of a given Master Fund are managed jointly by the Master Fund's investment adviser. Therefore, the Board of Trustees determined that during any time in which your Fund participates in a Master-Feeder Arrangement, the Fund would not require the services of a separate investment adviser.

      The Board of Trustees considered the elimination of the Fund's current investment advisory agreement in the event of conversion to a Feeder Fund. However, the Trustees expressed a desire for the Fund to retain the ability to revert to its current arrangement at any time without substantial delay. Therefore, the Trustees determined that a rider to the investment advisory agreement should be drafted to eliminate the responsibilities and fees of the Adviser as long as the Fund retains a Master-Feeder Arrangement, while retaining the current responsibilities and fees in the event of a reversion to the Fund's current arrangement. Under the proposed rider, there will be no increase in the schedule of advisory fees directly or indirectly applicable to your Fund. Instead, the fees charged by the Adviser to your Fund would be 0.00% as long as the Fund remains a Feeder Fund. In the case of reversion to its current arrangement, your Fund's Adviser would receive its current rate of 0.03% of assets under management.

      In the event that Shareholders of your Fund do not approve this Proposal 2, the Fund will retain its current investment advisory agreement, whether or not the Fund converts to a Feeder Fund.

                              SHAREHOLDER APPROVAL

      To become effective, the rider to the Fund's investment advisory agreement must be approved by the "vote of a majority of the outstanding voting securities," which is defined under the 1940 Act as the lesser of the vote of
(i) 67% or more of the Shares of the Fund entitled to vote thereon present at the Meeting if the holders of more than 50% of such outstanding shares of the Fund are present in person or represented by proxy; or (ii) more than 50% of the outstanding Shares of the Fund entitled to vote thereon. The Board of Trustees unanimously determined to submit the rider to the Fund's investment advisory agreement for consideration by the Shareholders of the Fund. THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS A VOTE "FOR" APPROVAL OF A RIDER TO THE INVESTMENT ADVISORY AGREEMENT APPLICABLE TO THE SSgA S&P 500 INDEX FUND.

                                 PROPOSAL THREE

TO APPROVE THE ADOPTION OF MODERNIZED FUNDAMENTAL INVESTMENT RESTRICTIONS BY AMENDING OR ELIMINATING CERTAIN OF THE CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUND.

      The Fund's Trustees are asking Shareholders to adopt modernized fundamental investment restrictions by amending or eliminating certain current fundamental investment restrictions of the Fund. The proposed changes to the Fund's fundamental investment restrictions are based on recommendations prepared by the Adviser, which were reviewed and approved by the Board of Trustees, subject to Shareholder approval, at a meeting of the Board held on January 18, 2000.

      In October 1996, Congress enacted the National Securities Markets Improvement Act of 1996 ("NSMIA") to promote efficiency and capital formation in the financial markets. Among its provisions, NSMIA preempted states from regulating the offering of securities and registered investment companies, such as the Fund. In practical effect, NSMIA nullified a body of differing state securities laws applicable to the operational and investment requirements that had historically been imposed on investment companies by some states.

      As a result of the enactment of NSMIA, certain of the fundamental and non-fundamental investment policies and restrictions adopted in the past by the Fund to comply with state qualification requirements were rendered no longer necessary. At the Board meeting held on January 18, 2000, the Adviser recommended that the Trustees approve, subject to Shareholder approval, the amendment or elimination of certain of the Fund's fundamental investment policies and restrictions, which appear in the Fund's Statement of Additional Information and are attached as Exhibit C to this Proxy. (The Trustees were also asked to approve the amendment or elimination of certain of the Fund's non-fundamental investment policies and restrictions, for the same reason. Changes to a fund's non-fundamental policies and restrictions typically are not subject to Shareholder approval and are therefore not included in this Proposal.) The existing fundamental restrictions of the Fund that are proposed to be amended or eliminated are substantially as follows:

      o The Fund will not borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the Fund's assets taken at market value, less liabilities other than borrowings. If at any time a Fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. A Fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

      o The Fund will not pledge, mortgage or hypothecate its assets. However, a Fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of the Fund's total assets to secure borrowings permitted by paragraph (2) above.

      o With respect to 75% of its total assets, the Fund will not invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities), if immediately after and as a result of such investment the current market value of the Fund's holdings in the securities of such issuer exceeds 5% of the value of the Fund's assets.

      o The Fund will not purchase or sell puts, calls or invest in straddles, spreads or any combination thereof, if as a result of such purchase the value of the Fund's aggregate investment in such securities would exceed 5% of the Fund's total assets.

      o The Fund will not make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions. The Fund may make initial margin deposits and variation margin payments in connection with transactions in futures contracts and related options.

      The Trustees of your Fund believe that the fundamental restrictions identified above limit the Fund's Adviser without a commensurate reduction in the risk for the Fund, and hence, benefit neither the Fund nor its Shareholders. The Trustees therefore believe that the ability of the Fund's Adviser to manage the Fund in a changing regulatory or investment environment will be enhanced by approval of the proposed standardization of these restrictions. In addition, the Trustees believe that approval of the proposed standardization of these restrictions at this time will reduce the need for future Shareholder meetings, thereby reducing the Fund's ongoing costs of operation.

      It is not anticipated that any of the changes to these fundamental restrictions will substantially affect the way the Fund is currently managed. These proposals are being presented to Shareholders for approval because it is believed that modernization will help to promote operational efficiencies and facilitate monitoring of compliance with the restrictions by making it easier to monitor the Fund's investments. Because the proposed modernized fundamental restrictions in general are phrased relatively more broadly than the Fund's current fundamental restrictions, the Fund and the investment adviser are expected to be able to respond more expeditiously to market, industry or regulatory developments. Set forth below, as sub-sections of this Proposal, are general descriptions of each of the proposed changes. You will be given the option to approve all, some, or none of the proposed changes on the proxy card enclosed with this Proxy Statement.

      Each proposed amendment and/or elimination is listed below as a sub-part of this Proposal 3. In addition, a list of the proposed investment restrictions of the Fund, marked to show changes from the current investment restrictions of the Fund, is set forth in Exhibit D.

      If approved by Shareholders, the revised fundamental investment restrictions described in Proposals 3A through 3E will remain fundamental and, as such, cannot be changed without a further Shareholder vote. If the proposed modernized fundamental investment restrictions are not approved by Shareholders, the current restrictions will remain in place and Shareholder approval (and its attendant costs and delays) will still be required prior to any future changes in the restrictions.

     PROPOSAL 3A: TO AMEND THE FUNDAMENTAL RESTRICTION CONCERNING BORROWING

      The Fund's current fundamental restriction concerning borrowing prohibits the Fund from borrowing money or securities, except that the Fund may borrow up to 33-1/3% of the Fund's total assets in an emergency.

      In general, under the 1940 Act, a fund may (i) borrow from banks (as defined in the 1940 Act) or enter into reverse repurchase agreements, in amounts up to 33-1/3% of its total assets (including the amount borrowed), (ii) borrow up to an additional 5% of its total assets for temporary purposes, and (iii) obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

      It is proposed that shareholders approve replacing the Fund's current fundamental investment restriction regarding borrowing with the following restriction:

      [The Fund may not] Borrow more than 33 1/3% of the value of its total assets less all liabilities and indebtedness (other than such borrowings).

      The primary purpose of the proposed change to the fundamental investment restriction concerning borrowing is to modernize the restriction.

      Adoption of the proposed restriction is not currently expected to materially affect the operations of the Fund. The Fund's current restriction restricts borrowing to emergency purposes, while borrowing up to a certain percentage in ordinary circumstances is permitted under the 1940 Act. The proposed restriction therefore would allow the Fund to purchase a security while borrowings representing up to 33-1/3% of total assets are outstanding. While the Fund has no current intention to use this strategy, the flexibility to do so may be beneficial to the Fund at a future date.

        PROPOSAL 3B: TO ELIMINATE THE FUNDAMENTAL RESTRICTION CONCERNING
                  PLEDGING, MORTGAGING OR HYPOTHECATING ASSETS

      The Fund's current fundamental investment restriction concerning pledging, mortgaging or hypothecating assets prohibits the Fund from pledging, mortgaging or hypothecating its assets, except that the Fund may pledge securities having a market value at the time of the pledge up to 33-1/3% of the Fund's total assets in order to secure allowable borrowings.

      In general, under the 1940 Act, a fund may pledge, mortgage or hypothecate its assets. Therefore, it is proposed that shareholders approve the elimination of this fundamental investment restriction.

      Elimination of this restriction is not currently expected to materially affect the operations of the Fund. The Fund's current restriction restricts pledging, mortgaging or hypothecating assets to securing borrowings in limited amounts, while pledging, mortgaging and hypothecating assets ordinarily is permitted under the 1940 Act. Eliminating the restriction therefore would allow the Fund to pledge, mortgage or hypothecate its assets in circumstances other than securing borrowings. While the Fund has no current intention to use such strategies, the flexibility to do so may be beneficial to the Fund at a future date.

  PROPOSAL 3C: TO AMEND THE FUNDAMENTAL RESTRICTION CONCERNING DIVERSIFICATION

      The Fund's current fundamental investment restriction concerning diversification states that with respect to 75% of its total assets, the Fund will not invest in securities of any one issuer if as a result of such investment the Fund's holdings in the securities of such issuer exceeds 5% of the value of the Fund's assets.

      In general, under the 1940 Act, with respect to 75% of its total assets, a fund may not invest in the securities of any one issuer, if immediately after and as a result of such investment the value of the Fund's holdings in the securities of such issuer exceeds 5% of the value of the Fund's assets or the Fund holds more than 10% of the voting securities of the issuer.

      It is proposed that shareholders approve replacing the Fund's current fundamental investment restriction regarding diversification with the following restriction:

     [The Fund may not] With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the U.S. Government, its agencies and other instrumentalities), if immediately after and as a result of such investment (i) the current market value of the Fund's holdings in the securities of such issuer exceeds 5% of the value of the Fund's assets or (ii) the Fund holds more than 10% of the voting securities of the issuer.

      The primary purpose of the proposed change to the fundamental investment restriction concerning diversification is to modernize the restriction.

      Adoption of the proposed restriction is not currently expected to materially affect the operations of the Fund. The Fund's current restriction restricts investment in securities of any one issuer when the investment would result in the Fund's holdings of that issuer exceeding 5% of the Fund's assets. The proposed restriction would additionally restrict investment in securities of any one issuer when the investment would result in the Fund's holdings of that issuer exceeding 10% of the issuer's voting securities. While the Fund has no current intention to invest in any issuer so that the Fund's holdings exceed 10% of the voting securities of the issuer, the proposed restriction brings the Fund into conformity with the 1940 Act requirements.

        PROPOSAL 3D: TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION
                 CONCERNING PUTS, CALLS, STRADDLES AND SPREADS

      The Fund's current fundamental investment restriction concerning puts, calls, straddles and spreads prohibits the Fund from engaging in such strategies if as a result of such transaction the value of the Fund's aggregate investment in such securities exceeds 5% of the Fund's total assets.

      In general, under the 1940 Act, a fund may purchase and sell puts, calls, straddles and spreads. Therefore, it is proposed that shareholders approve the elimination of the Fund's current fundamental investment restriction regarding puts, calls, straddles and spreads.

      The primary purpose of the proposed change to the fundamental investment restriction concerning borrowing is to modernize the restriction.

      Adoption of the proposed restriction is not currently expected to materially affect the operations of the Fund. The Fund's current restriction restricts the purchase and sale of puts, calls, straddles and spreads to 5% of the Fund's total assets, while puts, calls, straddles and spreads are permitted in ordinary circumstances under the 1940 Act. The elimination of the restriction therefore would allow the Fund to purchase and sell puts, calls, straddles and spreads at a higher percentage. While the Fund has no current intention to use such strategies, the flexibility to do so may be beneficial to the Fund at a future date.

        PROPOSAL 3E: TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION
                             CONCERNING SHORT SALES

      The Fund's current fundamental restriction concerning short sales prohibits the Fund from making short sales or purchase any securities on margin except for such short-term credits as are necessary for the clearance of transactions.

      In general, under the 1940 Act, a fund may make short sales or purchase securities on margin. Therefore, it is proposed that shareholders approve the elimination of the Fund's current fundamental restriction regarding short sales.

      The primary purpose of the proposed change to the fundamental restriction concerning borrowing is to modernize the restriction.

      Elimination of the current restriction is not currently expected to materially affect the operations of the Fund. The Fund's current restriction restricts the use of short sales to short-term credits that are necessary for the clearance of transactions, while the use of short sales is permitted in ordinary circumstances under the 1940 Act. The elimination of the restriction therefore would allow the Fund to make short sales and purchase on margin if necessary. While the Fund has no current intention to use such strategies, the flexibility to do so may be beneficial to the Fund at a future date.

                     DELIBERATIONS OF THE BOARD OF TRUSTEES

      At its regular meeting held on January 18, 2000, the Board of Trustees considered a proposal from the Adviser to seek to obtain from Shareholders of the Fund approval to modernize the Fund's fundamental investment restrictions by amending or eliminating certain of the current fundamental investment restrictions of the Fund. Management of the Adviser stated that some of the Fund's fundamental investment restrictions were adopted in the past as a result of now-rescinded regulatory requirements and are no longer necessary to comply with current regulations. The Trustees concluded that such restrictions are unnecessary because the provisions of the 1940 Act or federal tax law, together with the disclosure requirements of the federal securities laws, provide adequate safeguards for the Fund and its Shareholders.

      The Trustees considered the Adviser's statement that certain of the Fund's current fundamental investment restrictions were adopted in the past as a result of now-rescinded regulatory requirements in light of the National Securities Market Improvement Act of 1996 ("NSMIA"), which created a national system for the regulation of mutual funds by pre-empting state blue sky laws. Under the terms of NSMIA, states are now prohibited from substantively regulating the investment restrictions and policies of mutual funds. (However, the states retain authority to require notice filings, collect fees and enforce laws relating to fraudulent and deceptive acts and practices.)

      The Trustees noted that since the passage of NSMIA, it has become very common for mutual funds conducting a Shareholder vote to include a proposal to modernize their fundamental investment restrictions to eliminate requirements that originated in state blue-sky laws. Currently, the Fund is subject to several such restrictions. Since the Fund is no longer required to comply with restrictions and policies imposed by state regulators, the Trustees determined that it would be in the best interest of the Fund and the Fund's Shareholders to propose the modernization of the Fund's fundamental investment restrictions.

      Management of the Adviser also stated that it is common for funds that wish to remove such unnecessary restrictions to include a proposal for their removal at such time as the Shareholders already have a vote before them. This practice minimizes the costs associated with the preparation and solicitation of a separate proxy, by adding the proposals to a proxy that is already being submitted to Shareholders. Therefore, the Trustees concluded that it would be in the best interests of the Fund and the Fund's Shareholders to seek Shareholder approval of the modernized investment restrictions at this time.

      The Trustees believe that the ability of the Fund's Adviser to manage the Fund in a changing regulatory or investment environment will be enhanced by approval of these proposals. In addition, the Trustees believe that approval of these proposals will reduce the need for future Shareholder meetings, thereby reducing the Fund's ongoing costs of operation. Furthermore, it is anticipated that increased standardization will help to promote operational efficiencies and facilitate monitoring of compliance with fundamental and non-fundamental investment restrictions.

      In the event that Shareholders of the Fund do not approve any of these proposals 3A through 3E, the corresponding fundamental investment restriction(s) will remain in effect.

                              SHAREHOLDER APPROVAL

      To become effective, the Fund's modernized fundamental investment restrictions must be approved by the "vote of a majority of the outstanding voting securities," which is defined under the 1940 Act as the lesser of the vote of (i) 67% or more of the Shares of the Fund entitled to vote thereon present at the Meeting if the holders of more than 50% of such outstanding shares of the Fund are present in person or represented by proxy; or (ii) more than 50% of the outstanding Shares of the Fund entitled to vote thereon. The Board of Trustees unanimously determined to submit the Fund's modernized fundamental investment restrictions for consideration by the Shareholders of the Fund. THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS A VOTE "FOR" THE ADOPTION OF MODERNIZED

FUNDAMENTAL INVESTMENT RESTRICTIONS BY AMENDING OR ELIMINATING CERTAIN OF THE CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUND.

                                OTHER INFORMATION

      As of February 10, 2000, the officers and Trustees of the Trust as a group beneficially owned less than 1% of the shares of the Fund outstanding on such date. As of February 10, 2000, the following shareholders were known to the Trust to be the beneficial owners of more than five percent of the issued and outstanding shares of the Fund:

         Name and Address            Number of   Percent of
         ----------------            ---------   ----------
         of Beneficial Owner         Shares      Fund
         -------------------         ------      ----

      To the knowledge of the Trust, no other shareholder owned of record or beneficially more than 5% of the outstanding shares of the Fund on February 10, 2000.

      Frank Russell Investment Management Company, located at 909 A Street, Tacoma, Washington 98402, acts as the Fund's Administrator. Russell Fund Distributors, Inc., located at One International Place, 27th Floor, Boston, Massachusetts 02110, acts as the Fund's Distributor.

                       NO ANNUAL MEETINGS OF SHAREHOLDERS

      Under the Trust's First Amended and Restated Master Trust Agreement, as amended (the "Trust Agreement"), no annual or special meetings of Shareholders are required. Therefore, there will ordinarily be no meetings of Shareholders of the Fund unless required by the 1940 Act. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust, 909 A Street, Tacoma, Washington 98402. Shareholder proposals should be received in a reasonable time before the solicitation is made.

      Under the Trust Agreement, any Trustee may be removed with or without cause at any time: (i) by written instrument signed by at least two-thirds of the number of Trustees in office immediately prior to such removal, specifying the date upon which such removal shall become effective; (ii) by vote of Shareholders holding not less than two-thirds of the shares then outstanding, cast in person or by proxy at any meeting called for the purpose; or (iii) by a written declaration signed by Shareholders holding not less than two-thirds of the shares then outstanding, filed with the Trust's custodian. Holders of 10% or more of the outstanding shares of the Trust can require Trustees to call a meeting of Shareholders for purposes of voting on the removal of one or more Trustees.

      In addition, if 10 or more Shareholders who have been Shareholders for at least six months and who hold in the aggregate either shares with a net asset value of at least $25,000 or at least 1% of the outstanding shares of the Trust, whichever is less, inform the Trustees in writing that they wish to communicate with other Shareholders of the Trust, the Trustees will either give such Shareholders access to the shareholder list or offer to forward materials to Shareholders on their behalf at a stated cost. If the Trustees object to mailing such materials, they must inform the Securities and Exchange Commission and thereafter comply with any order entered by the Commission and the requirements of the 1940 Act and the Securities Exchange Act of 1934.

                    OTHER MATTERS TO COME BEFORE THE MEETING

      The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE.

                                    By Order of the Board of Trustees,


                                    J. David Griswold
                                    Vice President and Secretary

Date: February 24, 2000

SSgA S&P 500 INDEX FUND
A SERIES OF SSgA FUNDS
Two International Place
Boston, Massachusetts 02110

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints J. David Griswold and Mark E. Swanson, and each and either one of them, proxies with full power of substitution, and authorizes each of them to represent and vote all shares of the SSgA S&P 500 Index Fund (the "Fund"), a series of SSgA Funds, which the undersigned would be entitled to vote if personally present at the Special Meeting of Shareholders of the Fund to be held at the office of Frank Russell Investment Management Company, 909 A Street, Tacoma, Washington 98402 on April 4, 2000, at 11:00 a.m. local time, and at any adjournments thereof.

The Board of Trustees recommends a vote FOR the following proposals:

PROPOSALS

      1. To approve adding a new fundamental investment policy modifying existing fundamental investment policies and restrictions to allow the Fund to convert to a Feeder Fund in the future.

      2. To approve a rider to the investment advisory agreement with State Street Bank and Trust Company applicable to the SSgA S&P 500 Index Fund.

      3. To approve the adoption of modernized fundamental investment restrictions by amending or eliminating certain of the current fundamental investment restrictions of the Fund.

When properly executed, this proxy will be voted in the manner directed herein by the undersigned shareholder(s). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ABOVE PROPOSALS. This proxy will be voted in the discretion of the persons named as proxies above as to any other matters that may properly come before the meeting or any adjournments thereof. A shareholder wishing to vote in accordance with the Board of Trustees' recommendations need only sign and date this proxy and return it in the enclosed envelope.

PLEASE RETURN BOTTOM PORTION WITH YOUR VOTE IN THE ENCLOSED ENVELOPE AND RETAIN THE TOP PORTION. Please separate and place the bottom portion of the proxy in the enclosed return envelope. Place the proxy so that the return address, located on the reverse side of the proxy, appears through the window of the envelope.

SSgA S&P 500 INDEX FUND
Record Date Shares

                            PROXY VOTING MAIL-IN STUB

                                   PROPOSAL 1

                         |_| FOR |_| AGAINST |_| ABSTAIN

                                   PROPOSAL 2

                         |_| FOR |_| AGAINST |_| ABSTAIN

                                   PROPOSAL 3

                     |_| FOR |_| AGAINST ALL |_| ABSTAIN ALL

                  |_| To vote against, or to abstain from voting on one or more of the proposed changes to the specific fundamental investment restrictions, but to approve all others, check the box on the left and indicate the number(s) of the investment restrictions you do not want to change in the appropriate boxes below.

                        3A - Borrowing
                        3B - Pledging, Mortgaging or Hypothecating
                        3C - Diversification
                        3D - Puts, Calls, Straddles and Spreads
                        3E - Short Sales

                        To vote against a particular change, write the number(s) in the box below.

                        -------------------------------------------------

                        -------------------------------------------------

                        To abstain from voting on a particular change, write the number(s) in the box below.

                        -------------------------------------------------

                        -------------------------------------------------


Dated:  _____________, 2000


___________________________________

___________________________________
Signature(s) of Shareholder(s)

          APPENDIX A - THE FUND'S CURRENT INVESTMENT ADVISORY AGREEMENT

                          INVESTMENT ADVISORY AGREEMENT
                                     BETWEEN
                       STATE STREET BANK AND TRUST COMPANY
                                       AND
                           THE SEVEN SEAS SERIES FUND

This Agreement is made as of this 12th day of April, 1988, between The Seven Seas Series Fund, a Massachusetts business trust (the "Investment Company"), and State Street Bank and Trust Company, a Massachusetts bank (the "Adviser").

WHEREAS, the Investment Company is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), currently consisting of one portfolio series, having its own investment policies; and

WHEREAS, State Street Bank and Trust Company ("State Street") is a Massachusetts bank, and is in the business of providing, among other things, fiduciary and investment advisory services; and

WHEREAS, the Investment Company desires to retain the Adviser to render investment advisory services to the Investment Company with respect to the existing Fund and possibly such other funds as the Investment Company and the Adviser may agree upon ("Fund"), and the Adviser is willing to render such services;

NOW, THEREFORE, in consideration of the mutual agreements contained herein, the Investment Company and Adviser agree as follows:

1. Appointment of Adviser.

      (a) Initial Fund: The Investment Company hereby appoints the Adviser to act as investment adviser to the Fund for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided. The Investment Company warrants that the Adviser has been duly appointed to act hereunder.

      (b) Additional Funds: In the event that the Investment Company establishes one or more Funds other than the Initial Fund with respect to which it desires to retain the Adviser to render investment advisory services hereunder, it shall so notify the Adviser in writing, indicating the advisory fee to be payable with respect to the additional Fund. If the Adviser is willing to render such services, it shall so notify the Investment Company in writing, whereupon such Fund shall become a Fund hereunder. In such event a writing signed by both the Investment Company and the Adviser shall be annexed hereto as a part hereof indicating that such additional Fund has become a Fund hereunder and reflecting the agreed-upon fee schedule for such Fund.

2. Advisory Duties. Subject to the supervision of the Board of Trustees of the Investment Company, the Adviser shall manage the investment operations and the composition of the Fund, including the purchase, retention and disposition thereof, in accordance with the Fund's investment objective and policies as stated in the Investment Company's Registration Statement. The Adviser is authorized to engage one or more sub-advisers in connection with the Adviser's duties under this

Agreement, which sub-advisers may be affiliates of the Manager. The Adviser's duties hereunder are subject to the following understandings:

      (a) The Adviser shall provide supervision of investments, furnish a continuous investment program for the Fund, determine from time to time what investments or securities will be purchased, retained or sold by the Fund, and what portion of the assets will be invested or held uninvested as cash;

      (b) The Adviser, in the performance of its duties and obligations under this Agreement, shall act in conformity with the Master Trust Agreement, By-Laws and Registration Statement of the Investment Company and with the instructions and directions of the Board of Trustees of the Investment Company, provided, however, the Adviser shall not be responsible for acting contrary to any of the foregoing that are changed without notice of such change to the Adviser; and the Adviser shall conform to and comply with the applicable requirements of the 1940 Act and all other applicable federal or state laws and regulations;

      (c) The Adviser shall promptly communicate to the officers and Trustees of the Investment Company such information relating to Fund transactions as they may reasonably request. On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients, the Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased, provided that in the opinion of the Adviser, all accounts are treated equitably and fairly. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transactions, shall be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Investment Company and to such other clients;

      (d) The Adviser shall maintain books and records with respect to the Investment Company's securities transactions and shall render to the Investment Company's Board of Trustees such periodic and special reports as the Board may reasonably request;

      (e) The Adviser shall provide the Investment Company with a list of all securities transactions as reasonably requested by the Investment Company;

      (f) the investment advisory services of the Adviser to the Investment Company under this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar services to others.

3. Execution and Allocation of Portfolio Brokerage Commission. The Adviser, subject to and in accordance with any directions which the Investment Company's Board of Trustees may issue from time to time, shall place, in the name of the Investment Company, orders for the execution of the securities transactions in which any Fund is authorized to invest. When placing such orders, the primary objective of the Adviser shall be to obtain the best net price and execution for the Investment Company but this requirement shall not be deemed to obligate the Adviser to place any order solely on the basis of obtaining the lowest commission rate if the other standards set forth in this section have been satisfied. The Investment Company recognizes that there are likely to be many cases in which different brokers are equally able to provide such best price and execution and that, in selection among such brokers with respect to particular trades, it is desirable to choose those brokers who furnish "brokerage and research services" (as defined in Section 29(e)(3) of the Securities and Exchange Act of 1934) or statistical quotations and other information to the Investment Company and/or the Adviser in accordance with the standards set forth below. Moreover, to the extent that it continues to be lawful to do so and so long as the Board determines as a matter of general policy that the Investment Company will benefit, directly or indirectly, by doing so, the Adviser may place orders with a broker who charges a commission that another broker would have charged for effecting that transaction, provided that the excess commission is reasonable in relation to the value of brokerage and research services provided by that broker. Accordingly, the Investment Company and the Adviser agree that the Adviser shall select brokers for the execution of any Fund's securities transactions from among:

      a. Those brokers and dealers who provide brokerage and research services, or statistical quotations and other information to the Investment Company, specifically including the quotations necessary to determine the Investment Company's net assets, in such amount of total brokerage as may reasonably be required in light of such services.

      b. Those brokers and dealers who provide brokerage and research services to the Adviser and/or its affiliated corporations which relate directly to portfolio securities, actual or potential, of the Investment Company, or which place the Adviser in a better position to make decisions in connection with the management of the Investment Company's assets, whether or not such data may also be useful to the Adviser and its affiliates in managing other portfolios or advising other clients, in such amount of total brokerage as may reasonably be required.

      c. Frank Russell Securities, Inc., the Investment Company's distributor, when the Adviser has determined that the Fund will receive competitive execution, price and commissions. The Adviser shall render regular reports to the Investment Company, not more frequently than quarterly, of how much total brokerage business has been placed with Frank Russell Securities, Inc., and the manner in which the allocation has been accomplished.

The Adviser agrees that no investment decision will be made or influenced by a desire to provide brokerage for allocation in accordance with the foregoing, and that the right to make such allocation of brokerage shall not interfere with the Adviser's primary duty to obtain the best net price and execution for the Investment Company.

4. Books and Records. The Adviser shall keep the Investment Company's books and records required to be maintained by it pursuant to paragraph 2(d) hereof. The Adviser agrees that all records which it maintains for the Investment Company are the property of the Investment Company and it shall surrender promptly to the Investment Company any of such records upon the Investment Company's request. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act any such records as are required to be maintained by Rule 31a-1(f) of the Commission under the 1940 Act. Nothing herein shall prevent the Adviser from maintaining its own records as required by law, which may be a duplication of the Investment Company's records.

5. Reports to Adviser. The Investment Company agrees to furnish the Adviser at its principal office all prospectuses, proxy statements, reports to stockholders, sales literature or other material prepared for distribution to shareholders of the Investment Company or the public, which refer in any way to the Adviser, ten (10) days prior to use thereof and not to use such material if the Adviser should object thereto in writing within seven (7) days after receipt of such material; provided, however, that the Adviser hereby approves all uses of its name which merely refer in accurate terms to its appointment as investment adviser hereunder, which merely identifies the Investment Company, or which are required by the Securities and Exchange Commission or a state securities commission. In the event of termination of this Agreement, the Investment Company shall, on written request of the Adviser, forthwith delete any reference to the Adviser from any materials described in the preceding sentence. The Investment Company shall furnish or otherwise make available to the Adviser such other information relating to the business affairs of the Investment Company as the Adviser at any time, or from time to time, reasonably requests in order to discharge its obligations hereunder.

6. Proxies. Unless the Investment Company gives written instructions to the contrary, the Adviser shall vote or not vote all proxies solicited by or with respect to the issuers of securities in which assets of any Fund may be invested. The Adviser shall use its best good faith judgment to vote or not vote such proxies in a manner which best serves the interests of the Investment Company's shareholders.

7. Expenses. During the term of this Agreement, the Adviser shall pay all of its own expenses incurred by it in connection with its activities under this Agreement and the Fund of the Investment Company shall bear all expenses that are incurred in its operations not specifically assumed by the Adviser.

Expenses borne by the Fund will include but not be limited to the following (or the Fund's proportionate share of the following): (a) brokerage commissions relating to securities purchased or sold by the Fund or any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of the Fund by the Investment Company's administrator; (c) expenses of organizing the Investment Company and the Fund; (d) filing fees and expenses relating to the registration and qualification of the Fund's shares and the Investment Company under federal or state securities laws and maintaining such registrations and qualifications; (e) fees and salaries payable to the Investment Company's Trustees and officers who are not officers or employees of the Investment Company's administrator, any investment adviser or underwriter of the Investment Company; (f) taxes (including any income or franchise taxes) and governmental fees; (g) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (h) any costs, expenses or losses arising out of any liability of or claim for damage or other relief asserted against the Investment Company or the Fund for violation of any law; (i) legal, accounting and auditing expenses, including legal fees of special counsel for the independent Trustees; (j) charges of custodians, transfer agents and other agents; (k) costs of preparing share certificates (if any); (l) expenses of setting in type and printing Prospectuses and Statements of Additional Information and supplements thereto for existing shareholders, reports and statements to shareholders and proxy material; (m) any extraordinary expenses (including fees and disbursements of counsel) incurred by the Investment Company or the Fund; and (n) fees and other expenses incurred in connection with membership in investment company organizations.

8. Compensation of the Adviser. For the services to be rendered by the Adviser as provided in this Agreement, the Investment Company shall pay to the Adviser such compensation as is designated in Exhibit A to this Agreement, so long as the Adviser has not waived all or a portion of such compensation.

9. Limitation of Adviser's Liability. In the absence of (a) willful misfeasance, bad faith or gross negligence on the part of the Adviser in performance of its obligations and duties hereunder, (b) reckless disregard by the Adviser of its obligations and duties hereunder, or (c) a loss resulting from a beach of fiduciary duty with respect to the receipt of compensation for services (in which case, any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act), the Adviser shall not be subject to any liability whatsoever to the Investment Company, or to any shareholder of the Investment Company, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Investment Company.

10. Duration and Termination.

      (a) This Agreement shall become effective with respect to each Fund on the date on which the Fund commences offering its shares to the public, so long as, with respect to any additional Funds, the provisions of Section 1(b) have been complied with. This Agreement, unless sooner terminated as provided herein, shall continue for each Fund for two years following the effective date of this Agreement with respect to the Fund, or the date of the first annual or special meeting of the shareholders of the Fund following such effective date, if approved by a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), and thereafter shall continue automatically for periods of one year so long as such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board of Trustees of the Investment Company who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting such approval, and (b) by the Board of Trustees of the Investment Company or by vote of a majority of the outstanding voting securities of the Fund.

      (b) This Agreement may be terminated by the Investment Company at any time, without the payment of any penalty, vote of a majority of those members of the Board of Trustees who are not "interested persons" (as defined in the 1940
Act) of the Adviser or the Investment Company or by the majority vote of either the entire Board of Trustees of the Investment Company or by vote of a majority of the outstanding voting securities of the Fund on 60 days' written notice to the Adviser. This Agreement may also be terminated by the Adviser on 90 days' written notice to the Investment Company. This Agreement will automatically and immediately terminate in the event of its assignment (as defined in the 1940
Act).

11. Choice of Law. This Agreement shall be construed in accordance with the laws of the State of Washington and any applicable federal law.

12. Limitation of Liability. The Master Trust Agreement dated October 3, 1987, as amended from time to time, establishing the Investment Company, which is hereby referred to and a copy of which is on file with the Secretary of The Commonwealth of Massachusetts, provides that the name The Seven Seas Series Fund means the Trustees from time to time serving (as Trustees but not personally) under said Master Trust Agreement. It is expressly acknowledged and agreed that the obligations of the Investment Company hereunder shall not be binding upon any of the Shareholders, Trustees, officers, employees or agents of the Investment Company, personally, but shall bind only the trust property of the Investment Company, as provided in its Master Trust Agreement. The execution and delivery of this Agreement have been authorized by the Trustees of the Investment Company and signed by an officer of the Investment Company, acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Investment Company as provided in its Master Trust Agreement.

IN WITNESS WHEREOF, the due execution hereof as of the date first above written.

Attest:                                   THE SEVEN SEAS SERIES FUND


By: /s/ Michael S. Caccese                By: /s/ George W. Weber
    ---------------------------               ---------------------------

Attest:                                   STATE STREET BANK AND TRUST
                                           COMPANY


By: /s/ Timothy B. Harbert                By: /s/ Nicholas A. Lopardo
    ---------------------------               ---------------------------

                                   EXHIBIT "A"

As consideration for the Adviser's services to the following Fund(s), the Adviser shall receive from the Fund(s) an annual advisory fee, accrued daily at the rate of 1/365th of the applicable fee rate and payable monthly on the first business day of each month, of the following annual percentages of the Fund's average daily net assets during the month:

      The Seven Seas Series Money Market                    0.25%

                                     AMENDED
                                   EXHIBIT "A"

                                 January 9, 1991

As consideration for the Adviser's services to the following Funds, the Adviser shall receive from each of these Funds an annual advisory fee, accrued daily at the rate of 1/365th of the applicable advisory fee rate and payable monthly on the first business day of each month, of the following annual percentages of each Fund's average daily net assets during the month:

      The Seven Seas Series Money Market Fund                     0.25%

      The Seven Seas Series US Government Money Market Fund   0.25%

                                LETTER AGREEMENT

State Street Bank and Trust Company
225 Franklin Street
Boston, MA  02110

Dear Sirs:

Pursuant to Paragraph 1(b) of the Investment Advisory Agreement between The Seven Seas Series Fund and State Street Bank and Trust Company, dated April 12, 1988, The Seven Seas Series Fund advises you that it is creating a new series to be named The Seven Seas Series US Government Money Market Fund (the "Fund") and that The Seven Seas Series Fund desires State Street Bank and Trust Company to serve as investment adviser with respect to the Fund pursuant to the terms and conditions of the Investment Advisory Agreement. The fees to be charged by adviser to the Fund in return for its investment advisory services will be as set forth in the attached Schedule A.

Notwithstanding anything to the contrary in Paragraph 10(a), the initial term of the Investment Advisory Agreement with respect to the Fund shall be until April 12, 1992.

Please acknowledge your acceptance of acting as adviser to the Fund by executing this letter agreement in the space provided below and then returning it to the undersigned.

Sincerely,

THE SEVEN SEAS SERIES FUND


By: /s/ George W. Weber
    ---------------------------
Its: Senior Vice President - Operations


ACKNOWLEDGED AND ACCEPTED

State Street Bank and Trust Company


By: /s/ Nicholas A. Lopardo
    ---------------------------

                                LETTER AGREEMENT

January 8, 1992

State Street Bank and Trust Company
225 Franklin Street
Boston, MA  02110

Dear Sirs:

Pursuant to Paragraph 1(b) of the Investment Advisory Agreement between The Seven Seas Series Fund and State Street Bank and Trust Company, dated April 12, 1988, The Seven Seas Series Fund advises you that it is creating six new series to be named The Seven Seas Series Short Term Government Bond Fund, The Seven Seas Series S&P 500 Index Fund, The Seven Seas Series S&P Midcap Index Fund, The Seven Seas Series Matrix Synthesis Fund, The Seven Seas Series International European Index Fund, and The Seven Seas Series International Pacific Index Fund (the "Portfolios") and that The Seven Seas Series Fund desires State Street Bank and Trust Company to serve as investment adviser with respect to the Portfolios pursuant to the terms and conditions of the Investment Advisory Agreement. The fees to be charged by adviser to the Portfolios in return for its investment advisory services will be as set forth in the attached Schedule A.

Notwithstanding anything to the contrary in Paragraph 10(a), the initial term of the Investment Advisory Agreement with respect to the Fund shall be until April 12, 1993.

Please acknowledge your acceptance of acting as adviser to the Fund by executing this letter agreement in the space provided below and then returning it to the undersigned.

Sincerely,

THE SEVEN SEAS SERIES FUND


By: /s/ George W. Weber
    ---------------------------
Its: Senior Vice President - Operations


ACKNOWLEDGED AND ACCEPTED

State Street Bank and Trust Company


By: /s/ Nicholas A. Lopardo
    ---------------------------

                                     AMENDED
                                   EXHIBIT "A"

                                 January 8, 1992

As consideration for the Adviser's services to the following Portfolios, the Adviser shall receive from each of these Portfolios an annual advisory fee, accrued daily at the rate of 1/365th of the applicable advisory fee rate and payable monthly on the first business day of each month, of the following annual percentages of each Portfolio's average daily net assets during the month:

      The Seven Seas Series Money Market Fund                      0.25%

      The Seven Seas Series US Government Money Market Fund        0.25%

      The Seven Seas Series Short Term Government Bond Fund        0.50%

      The Seven Seas Series S&P 500 Index Fund                     0.10%

      The Seven Seas Series S&P Midcap Index Fund                  0.20%

      The Seven Seas Series Matrix Synthesis Fund                  0.75%

      The Seven Seas Series International European Index Fund      0.50%

      The Seven Seas Series International Pacific Index Fund       0.50%

                                LETTER AGREEMENT

July 8, 1992

State Street Bank and Trust Company
225 Franklin Street
Boston, MA  02110

Dear Sirs:

Pursuant to Paragraph 1(b) of the Investment Advisory Agreement between The Seven Seas Series Fund and State Street Bank and Trust Company, dated April 12, 1988, The Seven Seas Series Fund advises you that it is creating two new series to be named The Seven Seas Series Bond Market Fund and The Seven Seas Series Yield Plus Fund (the "Portfolios") and that The Seven Seas Series Fund desires State Street Bank and Trust Company to serve as investment adviser with respect to the Portfolios pursuant to the terms and conditions of the Investment Advisory Agreement. The fees to be charged by adviser to the Portfolios in return for its investment advisory services will be as set forth in the attached Schedule A.

Notwithstanding anything to the contrary in Paragraph 10(a), the initial term of the Investment Advisory Agreement with respect to the Fund shall be until April 12, 1994.

Please acknowledge your acceptance of acting as adviser to the Fund by executing this letter agreement in the space provided below and then returning it to the undersigned.

Sincerely,

THE SEVEN SEAS SERIES FUND


By: /s/ George W. Weber
    ---------------------------
Its: Senior Vice President - Operations


ACKNOWLEDGED AND ACCEPTED

State Street Bank and Trust Company


By: /s/ Gustaff V. Fish, Jr.
    ---------------------------

                                     AMENDED
                                   EXHIBIT "A"

                                  July 8, 1992

As consideration for the Adviser's services to the following Portfolios, the Adviser shall receive from each of these Portfolios an annual advisory fee, accrued daily at the rate of 1/365th of the applicable advisory fee rate and payable monthly on the first business day of each month, of the following annual percentages of each Portfolio's average daily net assets during the month:

      The Seven Seas Series Money Market Fund                     0.25%

      The Seven Seas Series US Government Money Market Fund       0.25%

      The Seven Seas Series Short Term Government Bond Fund       0.50%

      The Seven Seas Series S&P 500 Index Fund                    0.10%

      The Seven Seas Series S&P Midcap Index Fund                 0.20%

      The Seven Seas Series Matrix Synthesis Fund                 0.75%

      The Seven Seas Series International European Index Fund     0.50%

      The Seven Seas Series International Pacific Index Fund      0.50%

      The Seven Seas Series Bond Market Fund                      0.30%

      The Seven Seas Series Yield Plus Fund                       0.25%

                                LETTER AGREEMENT

               The Seven Seas Series US Treasury Money Market Fund The Seven Seas Series US Treasury Obligations Fund

                          Investment Advisory Agreement

January 6, 1993

State Street Bank and Trust Company
225 Franklin Street
Boston, MA  02110

Dear Sirs:

Pursuant to Paragraph 1(b) of the Investment Advisory Agreement between The Seven Seas Series Fund and State Street Bank and Trust Company, dated April 12, 1988, The Seven Seas Series Fund advises you that it is creating two new series to be named The Seven Seas Series US Treasury Money Market Fund and The Seven Seas Series US Treasury Obligations Fund (the "New Funds") and that The Seven Seas Series Fund desires State Street Bank and Trust Company to serve as investment adviser with respect to the New Funds pursuant to the terms and conditions of the Investment Advisory Agreement. The fees to be charged by adviser to the Portfolios in return for its investment advisory services will be as set forth in the attached Exhibit A.

Notwithstanding anything to the contrary in Paragraph 10(a), the initial term of the Investment Advisory Agreement with respect to the New Funds shall be until April 12, 1993.

Please acknowledge your acceptance of acting as adviser to the Fund by executing this letter agreement in the space provided below and then returning it to the undersigned.

Sincerely,

THE SEVEN SEAS SERIES FUND


By: /s/ George W. Weber
    ---------------------------
Its: Senior Vice President - Operations


ACKNOWLEDGED AND ACCEPTED

State Street Bank and Trust Company


By: /s/ Gustaff V. Fish, Jr.
    ---------------------------
    Senior Vice President

                                     AMENDED
                                   EXHIBIT "A"

                                 January 6, 1993

As consideration for the Adviser's services to the following Portfolios, the Adviser shall receive from each of these Portfolios an annual advisory fee, accrued daily at the rate of 1/365th of the applicable advisory fee rate and payable monthly on the first business day of each month, of the following annual percentages of each Portfolio's average daily net assets during the month:

      The Seven Seas Series Money Market Fund                     0.25%

      The Seven Seas Series US Government Money Market Fund       0.25%

      The Seven Seas Series Short Term Government Bond Fund       0.50%

      The Seven Seas Series S&P 500 Index Fund                    0.10%

      The Seven Seas Series S&P Midcap Index Fund                 0.20%

      The Seven Seas Series Matrix Synthesis Fund                 0.75%

      The Seven Seas Series International European Index Fund     0.50%

      The Seven Seas Series International Pacific Index Fund      0.50%

      The Seven Seas Series Bond Market Fund                      0.30%

      The Seven Seas Series Yield Plus Fund                       0.25%

      The Seven Seas Series US Treasury Money Market Fund         0.25%

      The Seven Seas Series US Treasury Obligations Fund          0.25%

                                LETTER AGREEMENT

                  The Seven Seas Series Growth and Income Fund
                     The Seven Seas Series Intermediate Fund

                          Investment Advisory Agreement

April 7, 1993

State Street Bank and Trust Company
225 Franklin Street
Boston, MA  02110

Dear Sirs:

Pursuant to Paragraph 1(b) of the Investment Advisory Agreement between The Seven Seas Series Fund and State Street Bank and Trust Company, dated April 12, 1988, The Seven Seas Series Fund advises you that it is creating two new series to be named The Seven Seas Series Growth and Income Fund and The Seven Seas Series Intermediate Fund (the "New Funds") and that The Seven Seas Series Fund desires State Street Bank and Trust Company to serve as investment adviser with respect to the New Funds pursuant to the terms and conditions of the Investment Advisory Agreement. The fees to be charged by adviser to the New Funds in return for its investment advisory services will be as set forth in the attached Exhibit A.

Notwithstanding anything to the contrary in Paragraph 10(a), the initial term of the Investment Advisory Agreement with respect to the New Funds shall be until April 12, 1994.

Please acknowledge your acceptance of acting as adviser to the Fund by executing this letter agreement in the space provided below and then returning it to the undersigned.

Sincerely,

THE SEVEN SEAS SERIES FUND


By: /s/ Lynn L. Anderson
    ---------------------------
Its: President


ACKNOWLEDGED AND ACCEPTED

State Street Bank and Trust Company


By: /s/ Timothy B. Harbert
    ---------------------------
    Senior Vice President

                                     AMENDED
                                   EXHIBIT "A"

                                 January 6, 1993

As consideration for the Adviser's services to the following Portfolios, the Adviser shall receive from each of these Portfolios an annual advisory fee, accrued daily at the rate of 1/365th of the applicable advisory fee rate and payable monthly on the first business day of each month, of the following annual percentages of each Portfolio's average daily net assets during the month:

      The Seven Seas Series Money Market Fund                     0.25%

      The Seven Seas Series US Government Money Market Fund       0.25%

      The Seven Seas Series Short Term Government Bond Fund       0.50%

      The Seven Seas Series S&P 500 Index Fund                    0.10%

      The Seven Seas Series S&P Midcap Index Fund                 0.20%

      The Seven Seas Series Matrix Synthesis Fund                 0.75%

      The Seven Seas Series International European Index Fund     0.50%

      The Seven Seas Series International Pacific Index Fund      0.50%

      The Seven Seas Series Bond Market Fund                      0.30%

      The Seven Seas Series Yield Plus Fund                       0.25%

      The Seven Seas Series US Treasury Money Market Fund         0.25%

      The Seven Seas Series US Treasury Obligations Fund          0.25%

      The Seven Seas Series Growth and Income Fund                0.85%

      The Seven Seas Series Intermediate Fund                     0.80%

LETTER AGREEMENT

               The Seven Seas Series Prime Money Market Portfolio
                   The Seven Seas Series Emerging Markets Fund

                          Investment Advisory Agreement

January 19, 1994

State Street Bank and Trust Company
225 Franklin Street
Boston, MA  02110

Dear Sirs:

Pursuant to Paragraph 1(b) of the Investment Advisory Agreement between The Seven Seas Series Fund and State Street Bank and Trust Company, dated April 12, 1988, The Seven Seas Series Fund advises you that it is creating two new series to be named The Seven Seas Series Prime Money Market Portfolio and The Seven Seas Series Emerging Markets Fund (the "Portfolios") and that The Seven Seas Series Fund desires State Street Bank and Trust Company to serve as investment adviser with respect to the Portfolios pursuant to the terms and conditions of the Investment Advisory Agreement. The fees to be charged by adviser to the Portfolios in return for its investment advisory services will be as set forth in the attached Exhibit A.

Notwithstanding anything to the contrary in Paragraph 10(a), the initial term of the Investment Advisory Agreement with respect to the New Funds shall be until April 12, 1994.

Please acknowledge your acceptance of acting as adviser to the Portfolios by executing this letter agreement in the space provided below and then returning it to the undersigned.

Sincerely,

THE SEVEN SEAS SERIES FUND


By: /s/ Lynn L. Anderson
    ---------------------------
Its: President


ACKNOWLEDGED AND ACCEPTED

State Street Bank and Trust Company


By: /s/ Gustaff V. Fish, Jr., Sr. Vice President

                                     AMENDED
                                   EXHIBIT "A"

                                January 19, 1994

As consideration for the Adviser's services to the following Portfolios, the Adviser shall receive from each of these Portfolios an annual advisory fee, accrued daily at the rate of 1/365th of the applicable advisory fee rate and payable monthly on the first business day of each month, of the following annual percentages of each Portfolio's average daily net assets during the month:

      The Seven Seas Series Money Market Fund                     0.25%

      The Seven Seas Series US Government Money Market Fund       0.25%

      The Seven Seas Series Short Term Government Bond Fund       0.50%

      The Seven Seas Series S&P 500 Index Fund                    0.10%

      The Seven Seas Series S&P Midcap Index Fund                 0.20%

      The Seven Seas Series Matrix Synthesis Fund                 0.75%

      The Seven Seas Series International European Index Fund     0.50%

      The Seven Seas Series International Pacific Index Fund      0.50%

      The Seven Seas Series Bond Market Fund                      0.30%

      The Seven Seas Series Yield Plus Fund                       0.25%

      The Seven Seas Series US Treasury Money Market Fund         0.25%

      The Seven Seas Series US Treasury Obligations Fund          0.25%

      The Seven Seas Series Growth and Income Fund                0.85%

      The Seven Seas Series Intermediate Fund                     0.80%

      The Seven Seas Series Prime Money Market Portfolio          0.15%

      The Seven Seas Series Emerging Markets Fund                 0.75%

                                LETTER AGREEMENT

                The Seven Seas Series Tax Free Money Market Fund

                          Investment Advisory Agreement

July 13, 1994

State Street Bank and Trust Company
225 Franklin Street
Boston, MA  02110

Dear Sirs:

Pursuant to Paragraph 1(b) of the Investment Advisory Agreement between The Seven Seas Series Fund and State Street Bank and Trust Company, dated April 12, 1988, The Seven Seas Series Fund advises you that it is creating a new series to be named The Seven Seas Series Tax Free Money Market Fund, Class A, Class B and Class C ("Tax Free Fund") and that The Seven Seas Series Fund desires State Street Bank and Trust Company to serve as investment adviser with respect to the Tax Free Fund pursuant to the terms and conditions of the Investment Advisory Agreement. The fees to be charged by adviser to the Tax Free Fund in return for its investment advisory services will be as set forth in the attached Exhibit A.

Notwithstanding anything to the contrary in Paragraph 10(a), the initial term of the Investment Advisory Agreement with respect to the Tax Free Fund shall be until April 12, 1995.

Please acknowledge your acceptance of acting as adviser to the Funds by executing this letter agreement in the space provided below and then returning it to the undersigned.

Sincerely,

THE SEVEN SEAS SERIES FUND


By: /s/ Lynn L. Anderson
    ---------------------------
Its:  President
    ---------------------------


ACKNOWLEDGED AND ACCEPTED

State Street Bank and Trust Company


By: /s/ Nicholas A. Lopardo
    ---------------------------
    Executive Vice President
    ---------------------------

                                     AMENDED
                                   EXHIBIT "A"

                                  July 13, 1994

As consideration for the Adviser's services to the following Portfolios, the Adviser shall receive from each of these Portfolios an annual advisory fee, accrued daily at the rate of 1/365th of the applicable advisory fee rate and payable monthly on the first business day of each month, of the following annual percentages of each Portfolio's average daily net assets during the month:

      The Seven Seas Series Money Market Fund                     0.25%

      The Seven Seas Series US Government Money Market Fund       0.25%

      The Seven Seas Series Short Term Government Bond Fund       0.50%

      The Seven Seas Series S&P 500 Index Fund                    0.10%

      The Seven Seas Series S&P Midcap Index Fund                 0.20%

      The Seven Seas Series Matrix Synthesis Fund                 0.75%

      The Seven Seas Series International European Index Fund     0.50%

      The Seven Seas Series International Pacific Index Fund      0.50%

      The Seven Seas Series Bond Market Fund                      0.30%

      The Seven Seas Series Yield Plus Fund                       0.25%

      The Seven Seas Series US Treasury Money Market Fund         0.25%

      The Seven Seas Series US Treasury Obligations Fund          0.25%

      The Seven Seas Series Growth and Income Fund                0.85%

      The Seven Seas Series Intermediate Fund                     0.80%

      The Seven Seas Series Prime Money Market Portfolio          0.15%

      The Seven Seas Series Emerging Markets Fund                 0.75%

      The Seven Seas Series Tax Free Money Market Fund            0.25%

                                LETTER AGREEMENT

                     The Seven Seas Series Real Estate Fund
                      The Seven Seas Series Small Cap Fund
                 The Seven Seas Series Active International Fund

                          Investment Advisory Agreement

October 25, 1994

State Street Bank and Trust Company
225 Franklin Street
Boston, MA  02110

Dear Sirs:

Pursuant to Paragraph 1(b) of the Investment Advisory Agreement between The Seven Seas Series Fund and State Street Bank and Trust Company, dated April 12, 1988, The Seven Seas Series Fund advises you that (1) it is creating a new series to be named The Seven Seas Series Real Estate Equity Fund, (2) it has changed the investment objective and policies of The Seven Seas Series Midcap Index Fund and renamed it The Seven Seas Series Small Cap Fund, and (3) it has changed the investment objective and policies of The Seven Seas Series International European Index Fund and renamed it The Seven Seas Series Active International Fund (collectively, the "Funds"), and that The Seven Seas Series Fund desires State Street Bank and Trust Company to serve as investment adviser with respect to the Funds pursuant to the terms and conditions of the Investment Advisory Agreement. The fees to be charged by adviser to the Funds in return for its investment advisory services will be as set forth in the attached Exhibit A.

Notwithstanding anything to the contrary in Paragraph 10(a), the initial term of the Investment Advisory Agreement with respect to the Tax Free Fund shall be until April 12, 1995.

Please acknowledge your acceptance of acting as adviser to the Funds by executing this letter agreement in the space provided below and then returning it to the undersigned.

Sincerely,

THE SEVEN SEAS SERIES FUND


By: /s/ Lynn L. Anderson
    ---------------------------
Its:  President


ACKNOWLEDGED AND ACCEPTED

State Street Bank and Trust Company


By: /s/ Nicholas A. Lopardo, Executive Vice President
    -------------------------------------------------

                                     AMENDED
                                   EXHIBIT "A"

                                October 25, 1994

As consideration for the Adviser's services to the following Portfolios, the Adviser shall receive from each of these Portfolios an annual advisory fee, accrued daily at the rate of 1/365th of the applicable advisory fee rate and payable monthly on the first business day of each month, of the following annual percentages of each Portfolio's average daily net assets during the month:

      The Seven Seas Series Money Market Fund                           0.25%

      The Seven Seas Series US Government Money Market Fund             0.25%

      The Seven Seas Series Short Term Government Securities Fund       0.50%

      The Seven Seas Series S&P 500 Index Fund                          0.10%

      The Seven Seas Series Matrix Equity Fund                          0.75%

      The Seven Seas Series International Pacific Index Fund            0.50%

      The Seven Seas Series Bond Market Fund                            0.30%

      The Seven Seas Series Yield Plus Fund                             0.25%

      The Seven Seas Series US Treasury Money Market Fund               0.25%

      The Seven Seas Series US Treasury Obligations Fund                0.25%

      The Seven Seas Series Growth and Income Fund                      0.85%

      The Seven Seas Series Intermediate Fund                           0.80%

      The Seven Seas Series Prime Money Market Portfolio                0.15%

      The Seven Seas Series Emerging Markets Fund                       0.75%

      The Seven Seas Series Tax Free Money Market Fund                  0.25%

      The Seven Seas Series Real Estate Equity Fund                     0.65%

      The Seven Seas Series Small Cap Fund                              0.75%

      The Seven Seas Series Active International Fund                   0.75%

                                LETTER AGREEMENT

                   SSgA Life Solutions Income and Growth Fund
                        SSgA Life Solutions Balanced Fund
                         SSgA Life Solutions Growth Fund

                          Investment Advisory Agreement

April 10, 1997

State Street Bank and Trust Company
225 Franklin Street
Boston, MA  02110

Ladies and Gentlemen:

Pursuant to Paragraph 1(b) of the Investment Advisory Agreement between the SSgA Funds and State Street Bank and Trust Company, dated April 12, 1988, the SSgA Funds advise you that it is creating three new series to be named SSgA Life Solutions Income and Growth Fund, SSgA Life Solutions Balanced Fund, and SSgA Life Solutions Growth Fund (collectively, the "Funds"), and that the SSgA Funds desire State Street Bank and Trust Company to serve as investment advisor with respect to the Funds pursuant to the terms and conditions of the Investment Advisory Agreement. The Funds will not be charged a fee by the Advisor for its investment advisory services, as reflected in the attached Exhibit A.

Notwithstanding anything to the contrary in Paragraph 10(a), the initial term of the Investment Advisory Agreement with respect to the Funds shall be until April 12, 1998.

Please acknowledge your acceptance of acting as advisor to the Funds by executing this letter agreement in the space provided below and then returning it to the undersigned.

Sincerely,

SSgA FUNDS


By: /s/Lynn L. Anderson
   ---------------------------
   Lynn L. Anderson
   President


ACKNOWLEDGED AND ACCEPTED

State Street Bank and Trust Company


By: /s/Timothy B. Harbert
   ----------------------------
    Timothy B. Harbert
Its: Executive Vice President
    ---------------------------

                                     AMENDED
                                   EXHIBIT "A"

                                 April 10, 1997

As consideration for the Advisor's services to the following Funds, the Advisor shall receive from each of these Funds an annual advisory fee, accrued daily at the rate of 1/365th of the applicable advisory fee rate and payable monthly on the first business day of each month, of the following annual percentages of each Portfolio's average daily net assets during the month:

      SSgA Money Market Fund                                  0.25%
      SSgA US Government Money Market Fund                    0.25%
      SSgA S&P 500 Index Fund                                 0.10%
      SSgA Matrix Equity Fund                                 0.75%
      SSgA International Pacific Index Fund                   0.50%
      SSgA Bond Market Fund                                   0.30%
      SSgA Yield Plus Fund                                    0.25%
      SSgA US Treasury Money Market Fund                      0.25%
      SSgA US Treasury Obligations Fund                       0.25%
      SSgA Growth and Income Fund                             0.85%
      SSgA Intermediate Fund                                  0.80%
      SSgA Prime Money Market Portfolio                       0.15%
      SSgA Emerging Markets Fund                              0.75%
      SSgA Tax Free Money Market Fund                         0.25%
      SSgA Real Estate Equity Fund                            0.65%
      SSgA Small Cap Fund                                     0.75%
      SSgA Active International Fund                          0.75%
      SSgA Life Solutions Income and Growth Fund              0.00%
      SSgA Life Solutions Balanced Fund                       0.00%
      SSgA Life Solutions Growth Fund                         0.00%

                                    November 4, 1997

SSgA Emerging Markets Fund
SSgA Active International Fund
One International Place
Boston, Massachusetts  02110

      Re:  Letter of Understanding on Foreign Investments

Dear Ladies and Gentlemen:

      State Street Bank and Trust Company ("State Street"), through its division, State Street Global Advisors ("SSgA"), acts as investment advisor to, among others, the SSgA Emerging Markets Fund and the SSgA Active International Fund (the "Funds") pursuant to an Investment Advisory Agreement (the "Agreement") between the Funds and State Street dated as of April 12, 1988, as amended through the date hereof.

      Pursuant to the terms of the Agreement, subject to the supervision of the Board of Trustees of the Funds, SSgA manages the investment operations and the composition of the Funds' portfolios, including the purchase, retention and disposition of securities therein, in accordance with the Funds' respective investment objective and policies as stated in the Funds' registration statements. The investment objective and policies of each of the Funds requires that a large portion of each Fund's assets be invested in foreign securities.

      SSgA affirms to the Funds that, as a part of its duties under the Agreement, and pursuant to the terms of that Agreement, SSgA shall consider and monitor at regular intervals the Country Risk (as defined below) relating to each country in which the Funds' assets are invested. The Funds acknowledge that SSgA's responsibilities under this letter and the Agreement do not require SSgA to refrain from purchasing securities for the Funds where negative Country Risks (including the use of any Mandatory Securities Depository) exist provided that the Country Risk is consistent with the Funds' respective investment objective and policies as stated in the Funds' registration statement. Rather, SSgA shall consider such Country Risks as a factor in determining the overall attractiveness of a security for purchase on behalf of the Funds.

      The Funds acknowledge that, in reviewing Country Risk, SSgA will analyze materials received from the Funds' custodian, as well as materials SSgA has gathered independently. The Funds agree to provide SSgA with any information obtained by the Funds which SSgA reasonably requests to assist in this review.

      SSgA acknowledges that its decision to invest the assets of a Fund in a particular country shall be deemed to be conclusive evidence (1) of SSgA's willingness to act as the Fund's Foreign Custody Manager (as defined below) with respect to any Mandatory Securities Depository in which the Funds' assets are held in such country; (2) of SSgA's agreement to exercise reasonable care, prudence and diligence in the exercise of its duties hereunder such as a person having responsibility for the safekeeping of the Fund's assets would exercise; and (3) that SSgA has determined, after considering, among other things, the factors specified in Rule 17f-5 under the Investment Company Act of 1940, that the Fund's assets will be subject to reasonable care if maintained with the Mandatory Securities Depository, based on the standards applicable to securities depositories in the relevant market.

Definitions

      "Country Risk" means all factors reasonably related to the systemic risk of investing and holding a Fund's assets in a particular country including, but not limited to, such country's political environment; economic and financial infrastructure (including any Mandatory Securities Depositories (as defined below) operating in the country); prevailing custody and settlement practices; and laws and regulations applicable to the safekeeping and recovery of Foreign Assets held in custody in that country.

      "Mandatory Securities Depository" means a foreign securities depository or clearing agency that, either as a legal or practical matter, must be used upon the determination to place a Fund's assets in a country outside of the United States because (i) it is required by law or regulation; (ii) securities cannot be withdrawn from such foreign securities depository or clearing agency; or
(iii) maintaining or effecting trades in securities outside the foreign securities depository or clearing agency is not consistent with prevailing custodial or market practices of U.S. investment companies in securities of the type held by the securities depository.

      "Foreign Custody Manager" means the person to whom the Board has delegated responsibility for selecting and monitoring the Funds' use of a Mandatory Securities Depository under Rule 17f-5.

      "Rule 17f-5" means Rule 17f-5 under the Investment Company Act of 1940, as amended.

                                      * * *

      Both parties agree that the terms and conditions of the Agreement remain in full force and effect and shall apply to all services provided hereunder.

      Please acknowledge your mutual agreement to the terms hereof by signing in the space below and returning a copy to us.

                        STATE STREET BANK AND TRUST COMPANY
                        through its division, State Street Global Advisors


                        By: /s/ Timothy Harbert
                            -------------------
                        Name:  Timothy B. Harbert
                        Title:  Executive Vice President

AGREED TO AND ACCEPTED

SSgA EMERGING MARKETS FUND
SSgA ACTIVE INTERNATIONAL FUND


By: /s/ David Griswold
    ------------------
Name: David Griswold
Title: Vice President and Secretary

                                LETTER AGREEMENT

                                SSgA Special Fund
                  SSgA International Growth Opportunities Fund
                            SSgA High Yield Bond Fund

                          Investment Advisory Agreement

April 28, 1998

State Street Bank and Trust Company
225 Franklin Street
Boston, MA  02110

Ladies and Gentlemen:

Pursuant to Paragraph 1(b) of the Investment Advisory Agreement between the SSgA Funds and State Street Bank and Trust Company, dated April 12, 1988, the SSgA Funds advise you that it is creating three new series to be named SSgA Special Fund, SSgA International Growth Opportunities Fund, and SSgA High Yield Bond Fund (collectively, the "Funds"), and that the SSgA Funds desire State Street Bank and Trust Company to serve as investment advisor with respect to the Funds pursuant to the terms and conditions of the Investment Advisory Agreement. The Funds will be charged a fee by the Advisor for its investment advisory services, as reflected in the attached Exhibit A.

Notwithstanding anything to the contrary in Paragraph 10(a), the initial term of the Investment Advisory Agreement with respect to the Funds shall be until April 12, 1999.

Please acknowledge your acceptance of acting as advisor to the Funds by executing this letter agreement in the space provided below and then returning it to the undersigned.

Sincerely,

SSgA Funds


By: /s/Lynn L. Anderson
   ---------------------------
   Lynn L. Anderson
   President


ACKNOWLEDGED AND ACCEPTED

State Street Bank and Trust Company


By: /s/Timothy B. Harbert
   ---------------------------
      Timothy B. Harbert
Its:  Executive Vice President
    --------------------------

                                     AMENDED
                                   EXHIBIT "A"

                                 April 28, 1998

As consideration for the Advisor's services to the following Funds, the Advisor shall receive from each of these Funds an annual advisory fee, accrued daily at the rate of 1/365th of the applicable advisory fee rate and payable monthly on the first business day of each month, of the following annual percentages of each Portfolio's average daily net assets during the month:

        SSgA Money Market Fund                            0.25%
        SSgA US Government Money Market Fund              0.25%
        SSgA S&P 500 Index Fund                           0.10%
        SSgA Matrix Equity Fund                           0.75%
        SSgA International Pacific Index Fund             0.50%
        SSgA Bond Market Fund                             0.30%
        SSgA Yield Plus Fund                              0.25%
        SSgA US Treasury Money Market Fund                0.25%
        SSgA US Treasury Obligations Fund                 0.25%
        SSgA Growth and Income Fund                       0.85%
        SSgA Intermediate Fund                            0.80%
        SSgA Prime Money Market Portfolio                 0.15%
        SSgA Emerging Markets Fund                        0.75%
        SSgA Tax Free Money Market Fund                   0.25%
        SSgA Real Estate Equity Fund                      0.65%
        SSgA Small Cap Fund                               0.75%
        SSgA Active International Fund                    0.75%
        SSgA Life Solutions Income and Growth Fund        0.00%
        SSgA Life Solutions Balanced Fund                 0.00%
        SSgA Life Solutions Growth Fund                   0.00%
        SSgA Special Fund                                 0.75%
        SSgA International Growth Opportunities Fund      0.75%
        SSgA High Yield Bond Fund                         0.30%

                                LETTER AGREEMENT

                           SSgA Aggressive Equity Fund

                          Investment Advisory Agreement

September 1, 1998

State Street Bank and Trust Company
225 Franklin Street
Boston, MA  02110

Ladies and Gentlemen:

Pursuant to Paragraph 1(b) of the Investment Advisory Agreement between the SSgA Funds and State Street Bank and Trust Company, dated April 12, 1988, the SSgA Funds advise you that it is creating a new series to be named SSgA Aggressive Equity (the "Fund"), and that the SSgA Funds desire State Street Bank and Trust Company to serve as investment advisor with respect to the Fund pursuant to the terms and conditions of the Investment Advisory Agreement. The Fund will be charged a fee by the Advisor for its investment advisory services, as reflected in the attached Exhibit A.

Notwithstanding anything to the contrary in Paragraph 10(a), the initial term of the Investment Advisory Agreement with respect to the Fund shall be until April 12, 1999.

Please acknowledge your acceptance of acting as advisor to the Fund by executing this letter agreement in the space provided below and then returning it to the undersigned.

Sincerely,

SSgA Funds


By: /s/Lynn L. Anderson
    -----------------------------
    Lynn L. Anderson
    President


ACKNOWLEDGED AND ACCEPTED

State Street Bank and Trust Company


By: /s/Timothy B. Harbert
    ------------------------------
    Timothy B. Harbert
Its:  Executive Vice President
    ------------------------------

                                     AMENDED
                                   EXHIBIT "A"

                                September 1, 1998

As consideration for the Advisor's services to the following Funds, the Advisor shall receive from each of these Funds an annual advisory fee, accrued daily at the rate of 1/365th of the applicable advisory fee rate and payable monthly on the first business day of each month, of the following annual percentages of each Portfolio's average daily net assets during the month:

       SSgA Money Market Fund                            0.25%
       SSgA US Government Money Market Fund              0.25%
       SSgA S&P 500 Index Fund                           0.10%
       SSgA Matrix Equity Fund                           0.75%
       SSgA International Pacific Index Fund             0.50%
       SSgA Bond Market Fund                             0.30%
       SSgA Yield Plus Fund                              0.25%
       SSgA US Treasury Money Market Fund                0.25%
       SSgA US Treasury Obligations Fund                 0.25%
       SSgA Growth and Income Fund                       0.85%
       SSgA Intermediate Fund                            0.80%
       SSgA Prime Money Market Portfolio                 0.15%
       SSgA Emerging Markets Fund                        0.75%
       SSgA Tax Free Money Market Fund                   0.25%
       SSgA Real Estate Equity Fund                      0.65%
       SSgA Small Cap Fund                               0.75%
       SSgA Active International Fund                    0.75%
       SSgA Life Solutions Income and Growth Fund        0.00%
       SSgA Life Solutions Balanced Fund                 0.00%
       SSgA Life Solutions Growth Fund                   0.00%
       SSgA Special Small Cap Fund                       0.75%
       SSgA International Growth Opportunities Fund      0.75%
       SSgA High Yield Bond Fund                         0.30%
       SSgA Aggressive Equity Fund                       0.75%

                                LETTER AGREEMENT

                              SSgA IAM SHARES Fund

                          Investment Advisory Agreement

May 28, 1999

State Street Bank and Trust Company
225 Franklin Street
Boston, MA  02110

Ladies and Gentlemen:

Pursuant to Paragraph 1(b) of the Investment Advisory Agreement between the SSgA Funds and State Street Bank and Trust Company, dated April 12, 1988, the SSgA Funds advise you that it is creating a new series to be named SSgA IAM SHARES Fund (the "Fund"), and that the SSgA Funds desire State Street Bank and Trust Company to serve as investment advisor with respect to the Fund pursuant to the terms and conditions of the Investment Advisory Agreement. The Fund will be charged a fee by the Advisor for its investment advisory services, as reflected in the attached Exhibit A.

Notwithstanding anything to the contrary in Paragraph 10(a), the initial term of the Investment Advisory Agreement with respect to the Fund shall be until April 12, 1999.

Please acknowledge your acceptance of acting as advisor to the Fund by executing this letter agreement in the space provided below and then returning it to the undersigned.

Sincerely,

SSgA Funds


By: /s/Lynn L. Anderson
    --------------------------------
    Lynn L. Anderson
    President


ACKNOWLEDGED AND ACCEPTED

State Street Bank and Trust Company


By: /s/Timothy B. Harbert
    --------------------------------
      Timothy B. Harbert
Its:  Executive Vice President
    --------------------------------

                                     AMENDED
                                   EXHIBIT "A"

                                  May 28, 1999

As consideration for the Advisor's services to the following Funds, the Advisor shall receive from each of these Funds an annual advisory fee, accrued daily at the rate of 1/365th of the applicable advisory fee rate and payable monthly on the first business day of each month, of the following annual percentages of each Portfolio's average daily net assets during the month:

      SSgA Money Market Fund                            0.25%
      SSgA US Government Money Market Fund              0.25%
      SSgA S&P 500 Index Fund                           0.10%
      SSgA Matrix Equity Fund                           0.75%
      SSgA International Pacific Index Fund             0.50%
      SSgA Bond Market Fund                             0.30%
      SSgA Yield Plus Fund                              0.25%
      SSgA US Treasury Money Market Fund                0.25%
      SSgA US Treasury Obligations Fund                 0.25%
      SSgA Growth and Income Fund                       0.85%
      SSgA Intermediate Fund                            0.80%
      SSgA Prime Money Market Portfolio                 0.15%
      SSgA Emerging Markets Fund                        0.75%
      SSgA Tax Free Money Market Fund                   0.25%
      SSgA Real Estate Equity Fund                      0.65%
      SSgA Small Cap Fund                               0.75%
      SSgA Active International Fund                    0.75%
      SSgA Life Solutions Income and Growth Fund        0.00%
      SSgA Life Solutions Balanced Fund                 0.00%
      SSgA Life Solutions Growth Fund                   0.00%
      SSgA Special Small Cap Fund                       0.75%
      SSgA International Growth Opportunities Fund      0.75%
      SSgA High Yield Bond Fund                         0.30%
      SSgA Aggressive Equity Fund                       0.75%
      SSgA IAM SHARES Fund                              0.25%

      APPENDIX B - THE PROPOSED RIDER TO THE INVESTMENT ADVISORY AGREEMENT

                                  RIDER TO THE

                          INVESTMENT ADVISORY AGREEMENT
                                     BETWEEN
                       STATE STREET BANK AND TRUST COMPANY
                                       AND
                           THE SEVEN SEAS SERIES FUND
                                     FOR THE
                             SSgA S&P 500 INDEX FUND

1.    Add a paragraph 2(g) to read as follows:

      "2(g) With respect to the SSgA S&P 500 Index Fund, for so long as all investable assets of the Fund are invested in another investment company with substantially the same investment objectives and policies ("Master Fund"), the Adviser's duties shall be to monitor the services of the Master Fund to determine if an investment in the Master Fund remains appropriate. In the event assets are no longer invested in the Master Fund, the Adviser's duties shall revert to those contained in this Section 2."

2. Paragraph 8 of the Investment Advisory Agreement is hereby amended with respect to the SSgA S&P 500 Index Fund as follows:

      "8. Compensation of the Adviser. For the services to be rendered by the Adviser to the SSgA S&P 500 Index Fund as provided in this Agreement, the Investment Company shall pay to the Adviser no compensation, provided that assets remain invested in the Master Fund as described in paragraph 1 of the rider. In the event assets of the S&P 500 Index Fund are no longer invested in the Master Fund, the Investment Company shall pay to the Adviser compensation as designated below."

            SSgA S&P 500 Index Fund                               0.03%

                                     AMENDED
                                   EXHIBIT "A"
                      To the Investment Advisory Agreement

                              ______________, 2000

As consideration for the Adviser's services to the following Funds, the Adviser shall receive from each of these Funds an annual advisory fee, accrued daily at the rate of 1/365th of the applicable advisory fee rate and payable monthly on the first business day of each month, of the following annual percentages of each Portfolio's average daily net assets under the month:

     SSgA Money Market Fund                            0.25%
     SSgA US Government Money Market Fund              0.25%
     SSgA S&P 500 Index Fund                           0.00%*
     SSgA Matrix Equity Fund                           0.75%
     SSgA International Pacific Index Fund             0.50%
     SSgA Bond Market Fund                             0.30%
     SSgA Yield Plus Fund                              0.25%
     SSgA US Treasury Money Market Fund                0.10%**
     SSgA US Treasury Obligations Fund                 0.25%
     SSgA Growth and Income Fund                       0.85%
     SSgA Intermediate Fund                            0.30%***
     SSgA Prime Money Market Portfolio                 0.10%**
     SSgA Emerging Markets Fund                        0.75%
     SSgA Tax Free Money Market Fund                   0.25%
     SSgA Real Estate Equity Fund                      0.65%
     SSgA Small Cap Fund                               0.75%
     SSgA Active International Fund                    0.75%
     SSgA Life Solutions Income and Growth Fund        0.00%
     SSgA Life Solutions Balanced Fund                 0.00%
     SSgA Life Solutions Growth Fund                   0.00%
     SSgA Special Small Cap Fund                       0.75%
     SSgA International Growth Opportunities Fund      0.75%
     SSgA High Yield Bond Fund                         0.30%
     SSgA Aggressive Equity Fund                       0.75%
     SSgA IAM SHARES Fund                              0.25%

----------
* Provided the terms of the SSgA S&P 500 Index Fund Rider to the Investment Advisory Agreement are satisfied.
**    Pursuant to a contractual waiver until 12/31/10.
***   Pursuant to a contractual waiver until 12/31/02.

             APPENDIX C - THE FUND'S CURRENT INVESTMENT RESTRICTIONS

The Fund is subject to the following investment restrictions. Restrictions 1 through 11 are fundamental and restrictions 12 through 15 are non-fundamental. Unless otherwise noted, these restrictions apply at the time an investment is made. The Fund will not:

      (1) Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment. Notwithstanding the foregoing general restrictions, the Fund will concentrate in particular industries to the extent its underlying index concentrates in those industries.

      (2) Borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the Fund's assets taken at market value, less liabilities other than borrowings. If at any time a Fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. A Fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.

      (3) Pledge, mortgage or hypothecate its assets. However, a Fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of the Fund's total assets to secure borrowings permitted by paragraph (2) above.

      (4) With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities), if immediately after and as a result of such investment the current market value of the Fund's holdings in the securities of such issuer exceeds 5% of the value of the Fund's assets.

      (5) Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into repurchase agreements or reverse repurchase agreements. A Fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the Fund's total assets.

      (6) Purchase or sell commodities or commodity futures contracts except that the Fund may enter into futures contracts and options thereon to the extent provided in their respective Prospectuses.

      (7) Purchase or sell real estate or real estate mortgage loans; provided, however, that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

      (8) Engage in the business of underwriting securities issued by others, except that a Fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

      (9) Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

      (10) Purchase or sell puts, calls or invest in straddles, spreads or any combination thereof, if as a result of such purchase the value of the Fund's aggregate investment in such securities would exceed 5% of the Fund's total assets.

      (11) Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions. The Fund may make initial margin deposits and variation margin payments in connection with transactions in futures contracts and related options.

      (12) Purchase from or sell portfolio securities to its officers or directors or other interested persons (as defined in the 1940 Act) of the Fund, including their investment advisers and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

      (13) Invest in securities issued by other investment companies except in connection with a merger, consolidation, acquisition of assets, or other reorganization approved by the Fund's shareholders, except that the Fund may invest in such securities to the extent permitted by the 1940 Act.

      (14) Invest more than 15% of its net assets in the aggregate in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

      (15) Make investments for the purpose of gaining control of an issuer's management.

            APPENDIX D - THE FUND'S PROPOSED INVESTMENT RESTRICTIONS

      [The following are the Fund's investment restrictions as proposed, marked to show changes from the Fund's current investment restrictions. The provisions that contain strikeouts ([strikeout]example[/strikeout]) are those that are in the current investment restrictions and are proposed to be eliminated. The provisions that are double underlined ([double underlined]example[/double underlined]) are proposed additions.]

The Fund is subject to the following investment restrictions. Restrictions 1 through 10 are fundamental and restrictions 11 through 13 are non-fundamental. Unless otherwise noted, these restrictions apply at the time an investment is made. The Fund will not:

      (1) Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment. Notwithstanding the foregoing general restrictions, the Fund will concentrate in particular industries to the extent its underlying index concentrates in those industries.

      (2) Borrow [strikeout]money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to[/strikeout] more than 33-1/3% of the [strikeout]current[/strikeout] value of [strikeout]the Fund's[/strikeout] its total assets [strikeout]taken at market value,[/strikeout] less [double underlined]all[/double underlined] liabilities [double underlined]and indebtedness[/double underlined] (other than [double underlined]such[/double underlined] borrowings[double underlined])[/double underlined]. [strikeout]If at any time a Fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. A Fund will not purchase investments once borrowed funds (including reverse repurchase agreements) exceed 5% of its total assets.[/strikeout]

      [strikeout](3) Pledge, mortgage or hypothecate its assets. However, a Fund may pledge securities having a market value at the time of the pledge not exceeding 33-1/3% of the value of the Fund's total assets to secure borrowings permitted by paragraph (2) above.[/strikeout]

      [double underlined](3)[/double underlined][strikeout](4)[/strikeout] With respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the US Government, its agencies, and instrumentalities), if immediately after and as a result of such investment (i) the current market value of the Fund's holdings in the securities of such issuer exceeds 5% of the value of the Fund's assets [double underlined]or (ii) the Fund holds more than 10% of the voting securities of the issuer.[/double underlined]

      [double underlined](4)[/double underlined][strikeout](5)[/strikeout] Make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into repurchase agreements or reverse repurchase agreements. A Fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the Fund's total assets.

      [double underlined](5)[/double underlined][strikeout](6)[/strikeout]
Purchase or sell commodities or commodity futures contracts except that the Fund may enter into futures contracts and options thereon to the extent provided in their respective Prospectuses.

      [double underlined](6)[/double underlined][strikeout](7)[/strikeout]
Purchase or sell real estate or real estate mortgage loans; provided, however, that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

      [double underlined](7)[/double underlined][strikeout](8)[/strikeout]
Engage in the business of underwriting securities issued by others, except that a Fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition.

      [double underlined](8)[/double underlined][strikeout](9)[/strikeout] Issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

      [strikeout](10) Purchase or sell puts, calls or invest in straddles, spreads or any combination thereof, if as a result of such purchase the value of the Fund's aggregate investment in such securities would exceed 5% of the Fund's total assets.[/strikeout]

      [strikeout](11) Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions. The Fund may make initial margin deposits and variation margin payments in connection with transactions in futures contracts and related options.[/strikeout]

      [double underlined](9)[/double underlined][strikeout](12)[/strikeout]
Purchase from or sell portfolio securities to its officers or directors or other interested persons (as defined in the 1940 Act) of the Fund, including their investment advisers and affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

      [double underlined](10) Notwithstanding the investment policies and restrictions of the Fund, the Fund may invest all or part of its investable assets in a management investment company with substantially the same investment objective, policies and restrictions as the Fund.[/double underlined]

      [double underlined](11)[/double underlined][strikeout](13)[/strikeout]
Invest in securities issued by other investment companies except in connection with a merger, consolidation, acquisition of assets, or other reorganization approved by the Fund's shareholders, except that the Fund may invest in such securities to the extent permitted by the 1940 Act.

      [double underlined](12)[/double underlined][strikeout](14)[/strikeout]
Invest more than 15% of its net assets in the aggregate in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration.

      [double underlined](13)[/double underlined][strikeout](15)[/strikeout]
Make investments for the purpose of gaining control of an issuer's management.


                                      D-2